================================================================================
EXHIBIT 4.1





                     TOLL BROTHERS FINANCE CORP., as Issuer

                    TOLL BROTHERS, INC., as a Guarantor, and

                        THE OTHER GUARANTORS PARTY HERETO



                             Senior Debt Securities




                             ______________________

                                    Indenture

                          Dated as of November 22, 2002

                             ______________________




                    BANK ONE TRUST COMPANY, N.A., as Trustee






================================================================================

                              CROSS-REFERENCE TABLE

           This Cross-Reference Table is not a part of the Indenture.
                              ____________________

TIA                                                                                     Indenture
Section                                                                                 Section
  310(a)(1)...........................................................................  7.09; 7.10
     (a)(2)...........................................................................  7.10
     (a)(3)...........................................................................  N.A.
     (a)(4)...........................................................................  N.A.
     (a)(5)...........................................................................  N.A.
     (b)..............................................................................  7.08; 7.10; 12.02; 12.14
     (c)..............................................................................  N.A.
  311(a)..............................................................................  7.11
     (b)..............................................................................  7.11
     (b)(1)...........................................................................  7.10
     (c)..............................................................................  N.A.
  312(a)..............................................................................  2.05
     (b)..............................................................................  2.05; 12.03
     (c)..............................................................................  12.03
  313(a)..............................................................................  7.06
     (b)(1)...........................................................................  N.A.
     (b)(2)...........................................................................  7.06
     (c)..............................................................................  7.06
     (d)..............................................................................  7.06
  314(a)..............................................................................  4.03; 7.06; 12.02
     (b)..............................................................................  N.A.
     (c)(1)...........................................................................  12.04
     (c)(2)...........................................................................  12.04
     (c)(3)...........................................................................  N.A.
     (d)..............................................................................  N.A.
     (e)..............................................................................  12.05
     (f)..............................................................................  N.A.
  315(a)..............................................................................  7.01(b)
     (b)..............................................................................  7.05; 12.02
     (c)..............................................................................  7.01(a)
     (d)..............................................................................  7.01(c)
     (e)..............................................................................  6.11
  316(a)(last sentence)...............................................................  12.06
     (a)(1)(A)........................................................................  6.05
     (a)(1)(B)........................................................................  6.04
     (a)(2)...........................................................................  N.A.
     (b)..............................................................................  6.07
     (c)..............................................................................
  317(a)(1)...........................................................................  6.08
     (a)(2)...........................................................................  6.09
     (b)..............................................................................  2.04
  318(a)..............................................................................  12.01

___________________________

N.A. means Not Applicable.

                                TABLE OF CONTENTS

             This Table of Contents is not a part of the Indenture.
             ------------------------------------------------------


                                                                                                       Page

                                                   ARTICLE ONE

                                    Definitions and Incorporation by Reference

Section 1.01.       Definitions..........................................................................1
Section 1.02.       Other Definitions....................................................................8
Section 1.03.       Incorporation by Reference of Trust Indenture Act....................................8
Section 1.04.       Rules of Construction................................................................9

                                                   ARTICLE TWO

                                                  The Securities

Section 2.01.       Form and Dating......................................................................9
Section 2.02.       Execution and Authentication........................................................12
Section 2.03.       Registrar and Paying Agent..........................................................13
Section 2.04.       Paying Agent to Hold Money in Trust.................................................13
Section 2.05.       Holder Lists........................................................................13
Section 2.06.       Transfer and Exchange...............................................................14
Section 2.07.       Replacement Securities..............................................................14
Section 2.08.       Outstanding Securities..............................................................15
Section 2.09.       Temporary Securities................................................................15
Section 2.10.       Cancellation........................................................................16
Section 2.11.       Defaulted Interest..................................................................16
Section 2.12.       Treasury Securities.................................................................16
Section 2.13.       CUSIP Numbers.......................................................................16
Section 2.14.       Deposit of Moneys...................................................................17
Section 2.15.       Book-Entry Provisions for Global Security...........................................17
Section 2.16.       Restrictive Legends.................................................................19
Section 2.17.       Special Transfer Provisions.........................................................20


                                                                                                       Page



                                                  ARTICLE THREE

                                                    Redemption

Section 3.01.       Notices to Trustee..................................................................22
Section 3.02.       Selection of Securities to be Redeemed..............................................23
Section 3.03.       Notice of Redemption................................................................23
Section 3.04.       Effect of Notice of Redemption......................................................24
Section 3.05.       Deposit of Redemption Price.........................................................24
Section 3.06.       Securities Redeemed in Part.........................................................24

                                                   ARTICLE FOUR

                                                    Covenants

Section 4.01.       Payment of Securities...............................................................25
Section 4.02.       Maintenance of Office or Agency.....................................................25
Section 4.03.       Compliance Certificate..............................................................25
Section 4.04.       Additional Guarantors...............................................................25
Section 4.05.       Reports.............................................................................26

                                                   ARTICLE FIVE

                                              Successor Corporation

Section 5.01.       When the Issuer or the Guarantors May Merge, etc....................................27

                                                   ARTICLE SIX

                                              Defaults and Remedies

Section 6.01.       Events of Default...................................................................28
Section 6.02.       Acceleration........................................................................30
Section 6.03.       Other Remedies......................................................................31
Section 6.04.       Waiver of Past Defaults.............................................................31
Section 6.05.       Control by Majority.................................................................31
Section 6.06.       Limitation on Suits.................................................................32
Section 6.07.       Rights of Holders to Receive Payment................................................32
Section 6.08.       Collection Suit by Trustee..........................................................32
Section 6.09.       Trustee May File Proofs of Claim....................................................33
Section 6.10.       Priorities..........................................................................33
Section 6.11.       Undertaking for Costs...............................................................33

                                                                                                       Page


                                                  ARTICLE SEVEN

                                                     Trustee

Section 7.01.       Duties of Trustee...................................................................34
Section 7.02.       Rights of Trustee...................................................................35
Section 7.03.       Individual Rights of Trustee........................................................36
Section 7.04.       Trustee's Disclaimer................................................................36
Section 7.05.       Notice of Defaults..................................................................36
Section 7.06.       Reports by Trustee to Holders.......................................................37
Section 7.07.       Compensation and Indemnity..........................................................37
Section 7.08.       Replacement of Trustee..............................................................38
Section 7.09.       Successor Trustee by Merger, etc....................................................38
Section 7.10.       Eligibility; Disqualification.......................................................39
Section 7.11.       Preferential Collection of Claims Against the Issuer................................39

                                                  ARTICLE EIGHT

                                              Discharge of Indenture

Section 8.01.       Defeasance upon Deposit of Moneys or U.S. Government Obligations....................39
Section 8.02.       Survival of the Issuer's Obligations................................................42
Section 8.03.       Application of Trust Money..........................................................42
Section 8.04.       Repayment to the Issuer.............................................................43
Section 8.05.       Reinstatement.......................................................................43

                                                   ARTICLE NINE

                                                    Guarantees

Section 9.01.       Unconditional Guarantees............................................................44
Section 9.02.       Severability........................................................................45
Section 9.03.       Release of a Guarantor..............................................................45
Section 9.04.       Limitation of a Guarantor's Liability...............................................46
Section 9.05.       Contribution........................................................................46
Section 9.06.       Waiver of Subrogation...............................................................47
Section 9.07.       Execution of Guarantee..............................................................47


                                                   ARTICLE TEN

                                       Amendments, Supplements and Waivers

Section 10.01.      Without Consent of Holders..........................................................48
Section 10.02.      With Consent of Holders.............................................................49
Section 10.03.      Compliance with Trust Indenture Act.................................................50
Section 10.04.      Revocation and Effect of Consents...................................................51
Section 10.05.      Notation on or Exchange of Securities...............................................51
Section 10.06.      Trustee to Sign Amendments, etc.....................................................52


                                                                                                       Page

                                                  ARTICLE ELEVEN

                                             Conversion of Securities

Section 11.01.      Applicability of Article............................................................52
Section 11.02.      Conversion Privilege................................................................52
Section 11.03.      Manner of Exercise of Conversion Privilege..........................................53
Section 11.04.      Payment in Lieu of Fractional Shares................................................54
Section 11.05.      Adjustment of Conversion Price......................................................54
Section 11.06.      Notice of Certain Corporate Action..................................................57
Section 11.07.      Company to Provide Stock............................................................57
Section 11.08.      Taxes on Conversions................................................................58
Section 11.09.      Covenant as to Stock................................................................58
Section 11.10.      Consolidation or Merger.............................................................59
Section 11.11.      Disclaimer of Responsibility for Certain Matters....................................59

                                                  ARTICLE TWELVE

                                                  Miscellaneous

Section 12.01.      Trust Indenture Act Controls........................................................60
Section 12.02.      Notices.............................................................................60
Section 12.03.      Communications by Holders with
                        Other Holders...................................................................62
Section 12.04.      Certificate and Opinion as to
                        Conditions Precedent............................................................62
Section 12.05.      Statements Required in Certificate or Opinion.......................................62
Section 12.06.      Rules by Trustee and Agents.........................................................63
Section 12.07.      Legal Holidays......................................................................63
Section 12.08.      Governing Law.......................................................................63
Section 12.09.      No Adverse Interpretation of Other Agreements.......................................63
Section 12.10.      No Recourse Against Others..........................................................63
Section 12.11.      Successors and Assigns..............................................................63
Section 12.12.      Duplicate Originals.................................................................64
Section 12.13.      Severability........................................................................64
Section 12.14.      Counterparts........................................................................64


SIGNATURES...........................................................................................  S-1

EXHIBIT A -  Form of Security
EXHIBIT B -  Form of Exchange Security and Private Exchange Security
EXHIBIT C -  Form of Certificate to be Delivered in Connection with Transfers to Non-QIB Accredited
               Investors
EXHIBIT D -  Form of Certificate to be Delivered in Connection with Transfers Pursuant to Regulation S

         INDENTURE dated as of November 22, 2002, by and among TOLL BROTHERS FINANCE CORP., a Delaware corporation (the "Issuer"), TOLL BROTHERS, INC., a Delaware corporation (the "Company") and the other Guarantors (as defined in Section 1.01) and BANK ONE TRUST COMPANY, N.A. (the "Trustee").

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's debt securities issued under this Indenture:

                                   ARTICLE ONE

                   Definitions and Incorporation by Reference

Section 1.01. Definitions.

         "Additional Interest" has the meaning set forth in paragraph 7 of the Security.

         "Affiliate" means, when used with reference to a specified person, any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Person specified.

         "Agent" means any Registrar, Paying Agent or co-Registrar or agent for service of notices and demands.

         "Authorizing Resolution" means a resolution adopted by the Board of Directors, or by an Officer or committee of Officers pursuant to Board of Directors delegation, authorizing a Series of Securities.

         "Bank Credit Facilities" means the Revolving Bank Credit Facility and the Bank Term Loan.

         "Bank Term Loan" means the Term Loan agreement by and among First Huntingdon Finance Corp., the Company and the lenders that are party thereto, dated July 25, 2000, as amended, and any related documents (including, without limitation, any guarantees or security documents), as such agreements (and such related documents) may be amended, restated, supplemented, renewed, replaced by the existing lenders or by successors or otherwise modified from time to time, including any agreement(s) extending the maturity of or refinancing or refunding all or any portion of the indebtedness or increasing the amount to be borrowed under such agreements or any successor agreement(s), whether or not by or among the same parties.

         "Bankruptcy Law" means title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

         "Board of Directors" means any Person's Board of Directors or any authorized committee thereof.

         "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of or in such Person's capital stock or other equity interests, and options, rights or warrants to purchase such capital stock or other equity interests, whether now outstanding or issued after the applicable Issue Date, including, without limitation, all Redeemable Capital Stock and Preferred Stock.

         "Capitalized Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such obligations will be the capitalized amount thereof determined in accordance with GAAP.

         "Common Stock" means the Common Stock ($.01 par value) of the Company as the same exists at the date of this Indenture as originally executed or as such stock may be constituted from time to time.

         "Company" means the party named as such in this Indenture until a successor replaces it pursuant to the Indenture and thereafter means the successor.

         "Consolidated Net Worth" of any Person means the consolidated stockholders' equity of such Person determined in accordance with accounting principles generally accepted in the United States.

         "Conversion Price" means the initial conversion price of Securities of a Series specified in the Authorizing Resolutions establishing the terms of such Series of Security, as adjusted in accordance with the provisions of Article Eleven.

         "Current Market Price" means, for any relevant date, (a) except for purposes of Section 11.04, the average of the last reported sale prices of the Common Stock for the 30 consecutive Business Days commencing 45 Business Days before the day in question and (b) for purposes of Section 11.04 only, the last reported sale price of the Common Stock, in either such case as reported on the composite tape, or similar reporting system, for issues listed on the New York Stock Exchange (or if the Common Stock is not then listed on that exchange, for issues listed on such other national securities exchange upon which the Common Stock is listed as may be designated by the Board of Directors for the purposes hereof) or, if there is no such reported sale on the day or days in question, on the basis of the average of the closing bid and asked quotations as so reported, or, if the Common Stock is not listed on any national securities exchange, on the basis of the average of the high bid and low asked quotations on the day or days in question in the over-the-counter market as reported by the National Association of Securities Dealers' Automated Quotations System, or if not so quoted, as reported by National Quotation Bureau, Incorporated, or any similar organization, or if not so reported as determined in good faith by the Board of Directors.

         "Default" means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default.

         "Exchange Securities" means the series B Securities to be issued under this Indenture in exchange for Initial Securities pursuant to a Registration Rights Agreement.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect at the time of computation.

         "Guarantee" means the guarantee of Securities of any applicable Series by each Guarantor under this Indenture.

         "Guarantors" means, (i) initially on the execution of this Indenture, each of the entities listed on Schedule A, attached hereto, and (ii) each of the Company's Subsidiaries which becomes a guarantor of Securities pursuant to the provisions of this Indenture, in each case subject to Section 9.03(a).

         "Holder" means the Person in whose name a Security is registered on the Registrar's books.

         "Indebtedness" means (1) any liability of any Person (A) for borrowed money, (B) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind (other than a trade payable or a current liability arising in the ordinary course of business), (C) for the payment of money relating to a Capitalized Lease Obligation or (D) for all Redeemable Capital Stock valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (2) any liability of others described in the preceding clause (1) that such Person has guaranteed or that is otherwise its legal liability; and (3) all Indebtedness referred to in (but not excluded from) clauses (1) and (2) above of other Persons of all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Security Interest upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (4) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (1), (2) and (3) above.

         "Indenture" means this Indenture as amended or supplemented from time to time, including pursuant to any Authorizing Resolution or supplemental indenture pertaining to any Series.

         "Initial Purchasers" means the initial purchasers named in a purchase agreement, as initial purchasers of the series A Securities in an offering of such Securities.

         "Initial Securities" means the series A Securities issued under this Indenture.

         "Institutional Accredited Investor" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who are not also QIBs.

         "interest" means, with respect to any Series of Securities, the sum of any interest and any Additional Interest on such series of Securities.

         "Interest Payment Date" when used with respect to any installment of interest payable on the Securities, has the meaning provided in Section 1 of the Securities.

         "Issue Date" means, with respect to any Series of Securities, the date on which the Securities of such Series are originally issued under this Indenture.

         "Lien" means, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this definition, a Person shall be deemed to own, subject to a Lien, any Property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such Property.

         "Non-Recourse Indebtedness" means the Indebtedness or other obligations secured by a Lien on property to the extent that the liability of the Indebtedness or other obligations is limited to the security of the property without liability on the part of the Issuer, the Company or any Restricted Subsidiary (other than the Restricted Subsidiary which holds title to the property) for any deficiency.

         "Officer" means the Chairman of the Board, the President, any Vice President, the Chief Accounting Officer, the Controller, the Treasurer, or the Secretary of the Issuer or any Guarantor, as applicable.

         "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer or an Assistant Secretary of the Issuer or the Company, as applicable.

         "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Issuer, the Company, a Guarantor, Subsidiary or the Trustee, as applicable.

         "Original Issue Discount Security" means any Security which provides that an amount less than its principal amount is due and payable upon acceleration after an Event of Default.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Preferred Stock" of any Person means all Capital Stock of such Person which has a preference in liquidation or with respect to the payment of dividends.

         "principal" of a debt security means the principal of the security plus, when appropriate, the premium, if any, on the security.

         "Private Exchange" means the offer by the Issuer, pursuant to the Registration Rights Agreement, to the Initial Purchasers to issue and deliver to the Initial Purchasers, in exchange for the Initial Securities held by the Initial Purchasers, as part of their initial distribution, a like aggregate principal amount of Private Exchange Securities.

         "Private Exchange Securities" means the series B Securities to be issued pursuant to this Indenture to the Initial Purchasers in a Private Exchange.

         "Private Placement Legend" means the legend set forth on the Initial Securities in the form set forth in Section 2.16.

         "Property" of any Person means all types of real, personal, tangible, intangible or mixed property owned by such Person, whether or not included in the most recent consolidated balance sheet of such Person and its Subsidiaries under GAAP.

         "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A under the Securities Act.

         "Record Date" for the interest payable on any Interest Payment Date on the Securities has the meaning provided in Section 2 of the Securities.

         "Redeemable Capital Stock" means any Capital Stock of the Issuer, the Company of any Subsidiary of the Company that, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, (1) is or upon the happening of an event or passage of time would be required to be redeemed on or prior to the final stated maturity of any series of Securities or
(2) is redeemable at the option of the holder thereof at any time prior to such final stated maturity or (3) is convertible into or exchangeable for debt securities at any time prior to such final stated maturity.

         "Registration Rights Agreement" means, with respect to any issuance of Initial Securities under this Indenture, the registration rights agreement entered into among the Issuer, the Company and the Initial Purchasers of such Initial Securities.

         "Regulation S" means Regulation S under the Securities Act.

         "Restricted Security" has the meaning assigned to "Restricted Security" in Rule 144(a)(3) under the Securities Act; provided, however, that the Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any Security constitutes a Restricted Security.

         "Restricted Subsidiary" means any Guarantor other than the Company.

         "Revolving Bank Credit Facility" means the Amended and Restated Credit Agreement by and among First Huntingdon Finance Corp., the Company and the lenders party thereto, dated May 18, 2001, as amended, and any related documents (including, without limitation, any guarantees or security documents), as such agreements (and such related documents) may be amended, restated, supplemented, renewed, replaced by the existing lenders or by successors or otherwise modified from time to time, including any agreement(s) extending the maturity of or refinancing or refunding all or any portion of the indebtedness or increasing the amount to be borrowed under such agreement(s) or any successor agreement(s), whether or not by or among the same parties.

         "Rule 144A" means Rule 144A under the Securities Act.

         "SEC" means the Securities and Exchange Commission or any successor agency performing the duties now assigned to it under the TIA.

         "Securities" means the Initial Securities, the Exchange Securities and the Private Exchange Securities, treated as a single Series, issued under this Indenture.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Series" means a series of Securities established under this Indenture.

         "Significant Subsidiary" means any Subsidiary (i) whose revenues exceed 10% of the Company's total revenues, in each case for the most recent fiscal year, or (ii) whose net worth exceeds 10% of the Company's total stockholders' equity, in each case as of the end of the most recent fiscal year.

         "Subsidiary" means any Person of which the Company, at the time of determination by the Company, directly and/or indirectly through one or more Subsidiaries, owns more than 50% of the shares of Voting Stock.

         "TIA" means the Trust Indenture Act of 1939, as in effect from time to time.

         "Trustee" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor serving hereunder.

         "Trust Officer" means the Chairman of the Board, the President, any Vice President or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

         "United States" means the United States of America.

         "U.S. government obligations" means securities which are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank or trust company as custodian with respect to any such U.S. government obligations or a specific payment of interest on or principal of any such U.S. government obligation held by such custodian for the account of the holder of a depositary receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. government obligation or the specific payment of interest on or principal of the U.S. government obligation evidenced by such depositary receipt.

         "Voting Stock" means any class or classes of capital stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of any Person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

Section 1.02. Other Definitions.

                                                                                                     Defined in
Term                                                                                                  Section
----                                                                                                 -----------
"Agent Members"................................................................................          2.15
"Business Day".................................................................................         12.07
"Custodian"....................................................................................          6.01
"Depository"...................................................................................          2.15
"Event of Default".............................................................................          6.01
"Global Securities"............................................................................          2.01(c)
"Legal Holiday"................................................................................         12.07
"Outstanding Series"...........................................................................          6.01
"Paying Agent".................................................................................          2.03
"Physical Securities"..........................................................................          2.01(c)
"Private Placement Legend".....................................................................          2.16
"Registrar"....................................................................................          2.03
"Required Filing Date".........................................................................          4.05

Section 1.03. Incorporation by Reference of Trust Indenture Act.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the SEC.

         "indenture securities" means the Securities.

         "indenture security holder" means a Holder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Trustee.

         "obligor" on the indenture securities means the Issuer, the Guarantors or any other obligor on the Securities of a Series or any Guarantees thereof.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings so assigned to them.

Section 1.04. Rules of Construction.

         Unless the context otherwise requires:

         (1) a term has the meaning assigned to it;

         (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

         (3) "or" is not exclusive;

         (4) words in the singular include the plural, and in the plural include the singular; and

         (5) provisions apply to successive events and transactions.

                                   ARTICLE TWO

                                 The Securities

Section 2.01. Form and Dating.

         (a) The aggregate principal amount of Securities that may be issued under this Indenture is unlimited. The Securities may be issued from time to time in one or more Series. Each Series shall be created by an Authorizing Resolution or a supplemental indenture that establishes the terms of the Series, which may include the following:

         (1)  the title of the Series;

         (2) the aggregate principal amount (or any limit on the aggregate principal amount) of the Series and, if any Securities of a Series are to be issued at a discount from their face amount, the method of computing the accretion of such discount;

         (3)  the interest rate or method of calculation of the interest rate;

         (4)  the date from which interest will accrue;

         (5)  the Record Dates for interest payable on Securities of the Series;

         (6) the dates when, places where and manner in which principal and interest are payable;

         (7)  the Registrar and Paying Agent;

         (8) the terms of any mandatory (including any sinking fund requirements) or optional redemption by the Company;

         (9)  the terms of any redemption at the option of Holders;

         (10) the denominations in which Securities are issuable;

         (11) whether Securities will be issued in registered or bearer form and the terms of any such forms of Securities;

         (12) whether any Securities will be represented by a Global Security and the terms of any such Global Security;

         (13) the currency or currencies (including any composite currency) in which principal or interest or both may be paid;

         (14) if payments of principal or interest may be made in a currency other than that in which Securities are denominated, the manner for determining such payments;

         (15) provisions for electronic issuance of Securities or issuance of Securities in uncertificated form;

         (16) any Events of Default, covenants and/or defined terms in addition to or in lieu of those set forth in this Indenture;

         (17) whether and upon what terms Securities may be defeased if different from the provisions set forth in this Indenture;

         (18) the form of the Securities, which, unless the Authorizing Resolution or supplemental indenture otherwise provides, shall be in the form of Exhibit A or Exhibit B;

         (19) any terms that may be required by or advisable under applicable law;

         (20) the percentage of the principal amount of the Securities which is payable if the maturity of the Securities is accelerated in the case of Securities issued at a discount from their face amount;

         (21) whether any Securities will not have Guarantees;

         (22) whether the Securities of such Series will be convertible into Common Stock of the Company and the terms thereof (including without limitation the conversion price, the conversion period and any other provision in addition to or in lieu of those set forth in this Indenture);

         (23) whether the Securities of such Series and/or the Guarantees of such Series will be secured and, if applicable any provisions for securing all or a portion of any indebtedness evidenced by the Securities of such Series and/or the Guarantees of such Series; and

         (24) any other terms in addition to or different from those contained in this Indenture.

         All Securities of one Series need not be issued at the same time and, unless otherwise provided, a Series may be reopened for issuances of additional Securities of such Series pursuant to an Authorizing Resolution, an Officers' Certificate of the Issuer or in any indenture supplemental hereto.

         The creation and issuance of a Series and the authentication and delivery thereof are not subject to any conditions precedent.

         (b) The Initial Securities and the Trustee's certificate of authentication relating thereto shall be substantially in the form of Exhibit A hereto. The Exchange Securities, the Private Exchange Securities and the Trustee's certificate of authentication relating thereto shall be substantially in the form of Exhibit B hereto. The Securities may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). Each Security shall be dated the date of its authentication. If required, the Securities may bear the appropriate legend regarding any original issue discount for federal income tax purposes. Each Security shall have an executed Guarantee from each of the Guarantors.

         The terms and provisions contained in the Securities, annexed hereto as Exhibits A and B, shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Issuer, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         (c) Global Securities. The Securities offered and sold (1) in reliance on Rule 144A, (2) in reliance on Regulation S and (3) to a limited number of Institutional Accredited Investors in a transaction exempt from the registration requirements of the Securities Act shall be issued initially in the form of one or more permanent Global Securities ("Global Securities") in definitive, fully registered form without interest coupons, in substantially the form of Exhibit A, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, at the Trustee's office in New York City, as custodian for the Depository, and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company (and having an executed Guarantee in the manner set forth in Section 9.07) and authenticated by the Trustee as hereinafter provided and shall bear the legend set forth in
Section 2.16. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee in the limited circumstances hereinafter provided.

         Securities issued in exchange for interests in Global Securities pursuant to Section 2.15 may be issued in the form of permanent certificated Securities in registered form in substantially the form set forth in Exhibit A (the "Physical Securities").

Section 2.02. Execution and Authentication.

         Two Officers shall sign the Securities for the Issuer by manual or facsimile signature. The Issuer's seal shall be reproduced on the Securities. Each of the Guarantors shall execute the Guarantee in the manner set forth in
Section 9.07.

         If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall nevertheless be valid.

         A Security shall not be valid until the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

         The Trustee shall authenticate Securities for original issue upon a written order of the Issuer signed by two Officers or by an Officer and an Assistant Treasurer of the Issuer. Each Security shall be dated the date of its authentication. In authenticating Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to the TIA) shall be fully protected in relying upon, an Opinion of Counsel stating that all conditions precedent to the authentication and delivery of the Securities have been complied with and that the Securities have been duly executed and, when the Securities have been duly authenticated and delivered by the Trustee, will be duly issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether enforcement is considered in a proceeding in equity or at law).

Section 2.03. Registrar and Paying Agent.

         The Issuer shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange or, if applicable, for conversion ("Registrar"), and an office or agency where Securities may be presented for payment ("Paying Agent") and an office or agency where notices and demands to or upon the Issuer in respect of the Securities and this Indenture may be served. Such office may be the same office as the Issuer's office referred to in Section 12.02. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Issuer may have one or more co-Registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

         The Issuer shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Issuer shall promptly notify the Trustee in writing of the name and address of any such Agent and the Trustee shall have the right to inspect the Securities register at all reasonable times to obtain copies thereof, and the Trustee shall have the right to rely upon such register as to the names and addresses of the Holders and the principal amounts and certificate numbers thereof. If the Issuer fails to maintain a Registrar or Paying Agent or fails to give the foregoing notice, the Trustee shall act as such.

         The Issuer initially appoints the Trustee as Registrar and Paying
Agent.

Section 2.04. Paying Agent to Hold Money in Trust.

         Each Paying Agent shall hold in trust for the benefit of Holders and the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities, and shall notify the Trustee of any Default by the Issuer in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall segregate the money and hold it as a separate trust fund. The Issuer at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon doing so the Paying Agent shall have no further liability for the money.

Section 2.05. Holder Lists.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Issuer shall furnish to the Trustee on or before each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders.

Section 2.06. Transfer and Exchange.

         Where a Security is presented to the Registrar or a co-Registrar with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements of Section 8-401(1) of the New York Uniform Commercial Code are met. Where Securities are presented to the Registrar or a co-Registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall make the exchange as requested if the same requirements are met. To permit transfers and exchanges, the Trustee shall authenticate Securities at the Registrar's request. The Registrar need not transfer or exchange any Security selected for redemption, except the unredeemed part thereof if the Security is redeemed in part, or transfer or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed. Any transfer or exchange shall be without charge, except that the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such transfer or exchange and any other expenses in connection therewith) except in the case of exchanges pursuant to Sections 2.09, 3.06, or 10.05 not involving any transfer.

Section 2.07. Replacement Securities.

         If the Holder of a Security claims that the Security has been lost, destroyed, mutilated or wrongfully taken, the Issuer shall issue and, upon written request of any Officer of the Issuer, the Trustee shall authenticate a replacement Security, provided that in the case of a lost, destroyed or wrongfully taken Security, that the requirements of Section 8-405 of the New York Uniform Commercial Code are met. If any such lost, destroyed, mutilated or wrongfully taken Security shall have matured or shall be about to mature, the Issuer may, instead of issuing a substitute Security therefor, pay such Security without requiring (except in the case of a mutilated Security) the surrender thereof. An indemnity bond must be sufficient in the judgment of the Issuer and the Trustee to protect the Issuer, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced, including the acquisition of such Security by a protected purchaser. The Issuer may charge for its expenses in replacing a Security.

         Every replacement Security is an additional obligation of the Issuer and the Guarantors.

Section 2.08. Outstanding Securities.

         Securities outstanding at any time are all Securities authenticated by the Trustee except for those presented to it by the Issuer or its designee for cancellation and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Issuer, the Guarantors or one of their Affiliates holds the Security.

         If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a protected purchaser.

         If the Paying Agent holds on a redemption date or maturity date money sufficient to pay Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

         If a Security is called for redemption or if it matures in less than six months and if the Issuer has satisfied its obligation to pay the Security, or if a Security has been converted in accordance with the provisions of Article Eleven, the Issuer and the Trustee need not treat the Security as outstanding in determining whether Holders of the required principal amount of Securities have concurred in any direction, waiver or consent.

         For each series of Original Issue Discount Securities, the principal amount of such Securities that shall be deemed to be outstanding and used to determine whether the necessary Holders have given any request, demand, authorization, direction, notice, consent or waiver shall be the principal amount of such Securities that could be declared to be due and payable upon acceleration upon an Event of Default as of the date of such determination. When requested by the Trustee, the Issuer will advise the Trustee of such amount, showing its computations in reasonable detail.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 2.09. Temporary Securities.

         Until definitive Securities are ready for delivery, the Issuer may prepare and execute, the Guarantors shall endorse the Guarantee thereon, and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Issuer considers appropriate for temporary Securities. Without unreasonable delay, the Issuer shall prepare and, upon surrender for cancellation of the temporary Security, the Issuer and the Guarantors shall execute and the Trustee shall authenticate definitive Securities in exchange for temporary Securities. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities authenticated and delivered hereunder.

Section 2.10. Cancellation.

         The Issuer at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange, conversion, redemption or payment. The Trustee and no one else shall cancel and destroy all Securities surrendered for registration or transfer, exchange, redemption, paying or cancellation. Unless the Authorizing Resolution so provides, the Issuer may not issue new Securities to replace Securities that it has previously paid or delivered to the Trustee for cancellation.

Section 2.11. Defaulted Interest.

         If the Issuer defaults in a payment of interest on the Securities, it shall pay the defaulted interest plus any interest payable on the defaulted interest (to the extent lawful), if an Event of Default has occurred and is continuing, to the Persons who are Holders on a subsequent special Record Date. The Issuer shall fix such special Record Date and a payment date. At least 15 days before such special Record Date, the Issuer shall mail to each Holder a notice that states the Record Date, the payment date and the amount of defaulted interest to be paid.

Section 2.12. Treasury Securities.

         In determining whether the Holders of the required principal amount of Securities of a Series have concurred in any direction, waiver, consent or notice, Securities owned by the Issuer, the Guarantors or any of their respective Affiliates shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee actually knows are so owned shall be so considered.

Section 2.13. CUSIP Numbers.

         The Issuer in issuing the Securities of any Series may use a "CUSIP" number, and if so, the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders of such Securities; provided that no representation is hereby deemed to be made by the Trustee as to the correctness or accuracy of any such CUSIP number printed in the notice or on such Securities, and that reliance may be placed only on the other identification numbers printed on such Securities. The Issuer shall promptly notify the Trustee of any change in any CUSIP number.

Section 2.14. Deposit of Moneys.

         Prior to 11:00 a.m. New York City time on each interest payment date and maturity date with respect to each Series of Securities, the Issuer shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments due on such interest payment date or maturity date, as applicable, in a timely manner which permits the Paying Agent to remit payment to the Holders on such interest payment date or maturity date, as applicable.

Section 2.15. Book-Entry Provisions for Global Security.

         (a) Any Global Security of a Series initially shall (i) be registered in the name of the depository who shall be identified in the Authorizing Resolution or supplemental indenture relating to such Securities (the "Depository") or the nominee of such Depository, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear any required legends.

         Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Security, and the Depository may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner of the Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

         (b) Transfers of any Global Security shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in the Global Security may be transferred or exchanged for definitive Securities in accordance with the rules and procedures of the Depository. In addition, definitive Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Security if (i) the Depository notifies the Issuer that it is unwilling or unable to continue as Depository for the Global Security or, if at any time, the Depository ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depository is not appointed by the Issuer within 90 days of such notice or (ii) an Event of Default has occurred and is continuing or an event which, with the giving of notice or lapse of time, or both would constitute an Event of Default with respect to the Securities and the Registrar has received a request from the Depository to issue definitive Securities.

         (c) In connection with any transfer or exchange of a portion of the beneficial interest in any Global Security to beneficial owners pursuant to paragraph (b), the Registrar shall (if one or more definitive Securities are to be issued) reflect on its books and records the date and a decrease in the principal amount of the Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and the Issuer and the Guarantors shall execute, and the Trustee shall authenticate and deliver, one or more definitive Securities of like tenor and amount.

         (d) In connection with the transfer of an entire Global Security to beneficial owners pursuant to paragraph (b), the Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Issuer and the Guarantors shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in the Global Security, an equal aggregate principal amount of definitive Securities of authorized denominations.

         (e) The Holder of any Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities of such Series.

         (f) Each Global Security shall also bear the following legend on the face thereof:

                  Unless and until it is exchanged in whole or in part for securities in definitive form, this security may not be transferred except as a whole by the depository to a nominee of the depository, or by any such nominee of the depository, or by the depository or nominee of such successor depository or any such nominee to a successor depository or a nominee of such successor depository. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to an issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  Transfers of this global security shall be limited to transfers in whole, but not in part, to nominees of Cede & Co. or to a successor thereof or such successor's nominee and transfers of portions of this global security shall be limited to transfers made in accordance with the restrictions set forth in Section 2.17 of the Indenture referred to herein.

Section 2.16. Restrictive Legends.

         Each Global Security and Physical Security that constitutes a Restricted Security or is sold in compliance with Regulation S shall bear the following legend (the "Private Placement Legend") on the face thereof until after the second anniversary of the later of the Issue Date and the last date on which the Company or any Affiliate was the owner of such Security (or any predecessor note) (or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision thereunder), or such longer period of time as may be required under the Securities Act or applicable state securities laws in the opinion of counsel for the Issuer, unless otherwise agreed by the Company and the Holder thereof:

                  This security has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state or other securities laws. Neither this security nor any interest or participation herein or therein may be reoffered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of in the absence of such registration or unless such transaction is exempt from, or not subject to, the registration requirements of the Securities Act. By its acquisition hereof, the holder (1) represents that it is a "qualified institutional buyer" (as defined in Rule 144A ("Rule 144A") under the Securities Act), (2) agrees not to offer, sell or otherwise transfer this note prior to (x) the date which is two years (or such shorter period of time as permitted by Rule 144(k) of the Securities
         Act) after the original issue date of the senior notes or (y) such later date, if any, as may be required by applicable law (the "resale restriction termination date") except (a) to the Company or any of its subsidiaries (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the senior notes are eligible for resale pursuant to Rule 144A, to a person it reasonably believes is a "qualified institutional buyer" as defined in Rule 144A that purchases for its own account or for the account of a qualified institutional buyer, in each case to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) to a non-"U.S. person" in an "offshore transaction" (as such terms are defined in Regulation S under the Securities Act) in accordance with Regulation S under the Securities Act (as indicated by the box checked by the transferor on the certificate of transfer on the reverse of this security if this security is not in book-entry form), (e) to an institutional "accredited investor" (as defined in Rule 501 (a)(1),

         (2), (3) or (7) of the Securities Act (an "Institutional Accredited Investor")) that, prior to such transfer, furnishes the trustee for the securities a signed letter containing certain representations and agreements (the form of which can be obtained from the trustee), or (f) pursuant to another available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control, and (3) agrees that it will give to each person to whom this note is transferred a notice substantially to the effect of this legend; provided that the Company, and the Trustee shall have the right prior to any such offer, sale or transfer pursuant to clause (f) to require the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them. This legend will be removed upon the request of the holder after the resale restriction termination date.

         In addition, the Global Security and any certificated notes sold to Qualified Institutional Buyers pursuant to Rule 144A will contain an additional legend substantially to the following effect:

                  Each purchaser of this security is hereby notified that the seller of this security may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.

Section 2.17. Special Transfer Provisions.

         (a) Transfers to Non-QIB Institutional Accredited Investors and Non-U.S. Persons. The following provisions shall apply with respect to the registration of any proposed transfer of a Security constituting a Restricted Security to any Institutional Accredited Investor which is not a QIB or to any Non-U.S. Person:

                  (i) the Registrar shall register the transfer of any Security constituting a Restricted Security whether or not such Security bears the Private Placement Legend, if (x) the requested transfer is after the second anniversary of the Issue Date (provided, however, that neither the Company nor any Affiliate of the Company has held any beneficial interest in such Security, or portion thereof, at any time on or prior to the second anniversary of the Issue Date) or (y) (1) in the case of a transfer to an Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons), the proposed transferee has delivered to the Registrar a certificate substantially in the form of Exhibit C hereto and any legal opinions and certifications required thereby or (2) in the case of a transfer to a Non-U.S. Person, the proposed transferor has delivered to the Registrar a certificate substantially in the form of Exhibit D hereto; and

                  (ii) if the proposed transferor is an Agent Member holding a beneficial interest in the Global Security, upon receipt by the Registrar of (x) the certificate, if any, required by paragraph (i) above and (y) written instructions given in accordance with the Depository's and the Registrar's procedures, whereupon (a) the Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Physical Securities) a decrease in the principal amount of such Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and (b) the Issuer shall execute, the Guarantors shall execute the Guarantee on, and the Trustee shall authenticate and deliver, one or more Physical Securities of like tenor and amount.

         (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Security constituting a Restricted Security to a QIB (excluding transfers to Non-U.S. Persons):

                  (i) the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Issuer and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Issuer and the Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

                  (ii) if the proposed transferee is an Agent Member, and the Securities to be transferred consist of Physical Securities which after transfer are to be evidenced by an interest in a Global Security, upon receipt by the Registrar of written instructions given in accordance with the Depository's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of such Global Security in an amount equal to the principal amount of the Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred.

         (c) Private Placement Legend. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities that bear the Private Placement Legend unless (i) the requested transfer is after the second anniversary of the Issue Date (provided, however, that neither the Company nor any Affiliate of the Company has held any beneficial interest in such Security, or portion thereof, at any time prior to or on the second anniversary of the Issue Date), or (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Issuer and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

         (d) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

         The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.06 or this Section. The Issuer shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time during the Registrar's normal business hours upon the giving of reasonable written notice to the Registrar.

         (e) Transfers of Securities Held by Affiliates. Any certificate (i) evidencing a Security that has been transferred to an Affiliate of the Company within two years after the Issue Date, as evidenced by a notation on the Assignment Form for such transfer or in the representation letter delivered in respect thereof or (ii) evidencing a Security that has been acquired from an Affiliate (other than by an Affiliate) in a transaction or a chain of transactions not involving any public offering, shall, until two years after the last date on which either the Company or any Affiliate of the Company was an owner of such Security, in each case, bear a legend in substantially the form set forth in Section 2.16, unless otherwise agreed by the Issuer (with written notice thereof to the Trustee).

                                  ARTICLE THREE

                                   Redemption

Section 3.01. Notices to Trustee.

         Securities of a Series that are redeemable prior to maturity shall be redeemable in accordance with their terms and, unless the Authorizing Resolution or supplemental indenture provides otherwise, in accordance with this Article.

         If the Issuer wants to redeem Securities pursuant to Paragraph 5 of the Securities, it shall notify the Trustee in writing of the Redemption Date and the principal amount of Securities to be redeemed. Any such notice may be canceled at any time prior to notice of such redemption being mailed to Holders. Any such canceled notice shall be void and of no effect.

         If the Issuer wants to credit any Securities previously redeemed, retired or acquired against any redemption pursuant to Paragraph 6 of the Securities, it shall notify the Trustee of the amount of the credit and it shall deliver any Securities not previously delivered to the Trustee for cancellation with such notice.

         The Issuer shall give each notice provided for in this Section at least 10 days before the notice of any such redemption is to be mailed to Holders (unless a shorter notice shall be satisfactory to the Trustee).

Section 3.02. Selection of Securities to be Redeemed.

         If less than all the Securities of a Series are to be redeemed, the Trustee shall select the Securities to be redeemed, if the Securities of such Series are listed on a national securities exchange, in accordance with the rules of such exchange, or if the Securities of such Series are not so listed, on either a pro rata basis or by lot or by such method as the Trustee shall deem fair and appropriate. The Trustee shall make the selection from Securities outstanding and not previously called for redemption. Securities in denominations of $1,000 may only be redeemed in whole. The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Securities that have denominations larger than $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

Section 3.03. Notice of Redemption.

         At least 30 days but not more than 60 days before a redemption date, the Issuer shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed.

         The notice shall identify the Securities to be redeemed and shall state:

                  (1) the redemption date;

                  (2) the redemption price;

                  (3) the name and address of the Paying Agent;

                  (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                  (5) that interest on Securities called for redemption ceases to accrue on and after the redemption date;

                  (6) that the Securities are being redeemed pursuant to the mandatory redemption or the optional redemption provisions, as applicable;

                  (7) in the event that any Security is to be redeemed in part only, the portion of the principal amount thereof to be redeemed and that on and after the redemption date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued; and

                  (8) if applicable, the current Conversion Price and the date on which the right to convert the Securities into Common Stock will expire.

         At the Issuer's request, the Trustee shall give the notice of redemption in the Issuer's name and at its expense.

Section 3.04. Effect of Notice of Redemption.

         Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price as set forth in the notice of redemption. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price, plus accrued interest to the redemption date.

Section 3.05. Deposit of Redemption Price.

         On or before the redemption date, the Issuer or its designee shall deposit with the Paying Agent immediately available funds sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date.

Section 3.06. Securities Redeemed in Part.

         Upon surrender of a Security that is redeemed in part, the Issuer and the Guarantors shall execute and the Trustee shall authenticate for each Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

                                  ARTICLE FOUR

                                    Covenants

Section 4.01. Payment of Securities.

         The Issuer shall pay the principal of and interest on Securities of a Series on the dates and in the manner provided in the Securities of the Series. An installment of principal or interest shall be considered paid on the date it is due if the Trustee or Paying Agent holds on that date money designated for and sufficient to pay the installment.

         The Issuer shall pay interest on overdue principal at the rate borne by the Series; it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

Section 4.02. Maintenance of Office or Agency.

         The Issuer shall maintain the office or agency required under Section
2.03. The Issuer shall give prior written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee.

Section 4.03. Compliance Certificate.

         The Issuer and the Company each shall deliver to the Trustee within 120 days after the end of their respective fiscal years an Officers' Certificate satisfying the requirements of TIA ss. 3.14(a)(4) and stating whether or not the signers know of any Default by the Issuer in performing any of its obligations under this Indenture. If they do know of such a Default, the certificate shall describe the Default.

Section 4.04. Additional Guarantors.

         If in accordance with the provisions of the Bank Credit Facilities the Company adds or causes to be added, any Subsidiary that was not a Guarantor at the time of execution of this Indenture as a guarantor under the Bank Credit Facilities, such Subsidiary shall contemporaneously become a Guarantor under this Indenture by (i) executing and delivering to the Trustee a supplemental indenture or an Authorizing Resolution in form reasonably satisfactory to the Trustee pursuant to which such Subsidiary shall unconditionally guarantee all of the Issuer's obligations under the Securities of any Series that has the benefit of Guarantees of other Subsidiaries of the Company and this Indenture (as it relates to all such Series) on the terms set forth in this Indenture and (ii) delivering to the Trustee an Opinion of Counsel that such supplemental indenture or Authorizing Resolution has been duly authorized, executed and delivered by such Subsidiary and constitutes a legal, valid, binding and enforceable obligation of such Subsidiary. Thereafter, such Subsidiary shall be a Guarantor for all purposes of this Indenture (as it relates to all such Series).

Section 4.05. Reports.

         (a) So long as the Securities are outstanding, whether or not the Company is then subject to Section 13(a) or 15(d) of the Exchange Act, the Company shall electronically file with the SEC, the annual reports, quarterly reports and other periodic reports that the Company would be required to file with the SEC pursuant to Section 13(a) or 15(d) if the Company were so subject, and such documents shall be filed with the SEC on or prior to the respective dates (the "Required Filing Dates") by which the Company would be required so to file such documents if the Company were so subject, unless, in any case, if such filings are not then permitted by the SEC.

         (b) If such filings with the SEC are not then permitted by the SEC, or such filings are not generally available on the Internet free of charge, the Company shall, within 15 days of each Required Filing Date, transmit by mail to Holders of the Securities, as their names and addresses appear in the Register, without cost to such Holders, and file with the Trustee copies of the annual reports, quarterly reports and other periodic reports that the Company would be required to file with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act if the Company were subject to such Section 13(a) or 15(d), and promptly upon written request, supply copies of such documents to any prospective holder or beneficial owner at Company's cost. Delivery, of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

         (c) So long as any Securities remain outstanding and constitute "restricted securities" under Rule 144, the Company shall furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act.

                                  ARTICLE FIVE

                              Successor Corporation

Section 5.01. When the Issuer or the Guarantors May Merge, etc.

         Neither the Issuer nor any Guarantor will consolidate with or merge with or into or sell, assign, transfer or lease all or substantially all of its assets to another Person unless entitled by law and unless:

         (1) the resulting, surviving, receiving, or leasing Person is, in the case of (i) the Issuer or the Company, a corporation organized and existing under the laws of the United States of America or any state thereof or (ii) any Guarantor (other than the Company), a corporation or other legal entity organized and existing under the laws of the United States of America or any state thereof;

         (2) such Person assumes by supplemental indenture in a form reasonably satisfactory to the Trustee all the obligations of the Issuer or such Guarantor, as applicable, under the Securities or the Guarantee, as applicable, and the Indenture, and shall also expressly assume by an amendment or supplement executed and delivered to the Trustee, in a form reasonably satisfactory to the Trustee, all of the Issuer's and such Guarantors', as applicable, covenants and other obligations under the Registration Rights Agreement; and

         (3) immediately after giving effect to, and as a result of such consolidation, merger, sale, assignment, transfer or lease, no Default or Event of Default shall have occurred and be continuing; provided that this clause (3) will not restrict or be applicable to such consolidation, merger, sale, assignment, transfer or lease of a Guarantor with or into the Issuer, the Company or a Subsidiary that is, or concurrently with the completion of such consolidation, merger, sale, assignment, transfer or lease becomes, a Guarantor.

         Upon any such consolidation, merger, sale, assignment or transfer (including any consolidation, merger, sale, assignment, transfer described in the proviso at the end of the immediately preceding sentence) the successor corporation or legal entity, as the case may be, will be substituted for the Issuer or such Guarantor, as applicable, under the Indenture. The successor Person may, as applicable, then exercise every power and right of the Issuer or such Guarantor, as applicable, under the Indenture, and the Issuer or such Guarantor, as applicable, will be released from all of its respective liabilities and obligations in respect of the Securities or the Guarantee, as applicable, and the Indenture. If the Issuer or any Guarantor leases all or substantially all of its assets, the lessee Person will be the successor to the

Issuer or such Guarantor, as applicable, and may exercise every power and right of the Issuer or such Guarantor, as applicable, under the Indenture, but the Issuer or such Guarantor, as applicable, will not be released from its respective obligations to pay the principal and interest, if any, on the Securities.

         The Issuer and the Company shall each deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture or Authorizing Resolutions comply with this Indenture.

         To the extent that an Authorizing Resolution or a supplemental indenture pertaining to any Series provides for different provisions relating to the subject matter of this Article Five, the provisions in such Authorizing Resolution or supplemental indenture shall govern for purposes of such Series.

                                   ARTICLE SIX

                              Defaults and Remedies

Section 6.01. Events of Default.

         An "Event of Default" on a Series occurs if, voluntarily or involuntarily, whether by operation of law or otherwise, any of the following occurs:

                  (1) the failure by the Issuer or a Guarantor to pay interest on any Security of such Series when the same becomes due and payable and the continuance of any such failure for a period of 30 days;

                  (2) the failure by the Issuer or a Guarantor to pay the principal of any Security of such Series when the same becomes due and payable at maturity, upon acceleration or otherwise;

                  (3) the failure by the Issuer, the Company or any Guarantor which is a Significant Subsidiary to comply with any of its agreements or covenants in, or provisions of, the Securities of such Series, the Guarantees (as they relate thereto) or this Indenture (as they relate thereto), other than a failure specifically dealt with elsewhere within this Indenture, and such failure continues for the period and after the notice specified below;

                  (4) any default under an instrument evidencing or securing any of Issuer's Indebtedness or the Indebtedness of any Guarantor (other than Non-Recourse Indebtedness) aggregating $10,000,000 more in aggregate principal amount, resulting in the acceleration of such Indebtedness, or due to the failure to pay such Indebtedness at maturity, upon acceleration or otherwise;

                  (5) the occurrence of an acceleration of, or a significant modification of the terms (including without limitation the payment of more than an insignificant amount of fees to the holders thereof) of any of Toll Corp.'s 8 3/4% Senior Subordinated Notes due 2006, 7 3/4% Senior Subordinated Notes due 2007, 8 1/8% Senior Subordinated Notes due 2009, 8% Senior Subordinated Notes due 2009, 8 1/4% Senior Subordinated Notes due 2011 or 8.25% Senior Subordinated Notes due 2011 (each of these series of notes being referred to below as an "Outstanding Series"), provided that on the date of such occurrence, the outstanding principal amount of at least one Outstanding Series to which the occurrence relates exceeds $5,000,000);

                  (6) any Guarantee in respect of the Securities by the Company or a Guarantor that is a Significant Subsidiary shall for any reason cease to be, or be asserted in writing by the Company, such Guarantor or the Issuer, as applicable, not to be, in full force and effect and enforceable in accordance with its terms (other than by reason of the termination of the Indenture or the release or discharge of any such Guarantee in accordance with the terms of the Indenture); provided, however, that if the Company, such Guarantor or the Issuer, as applicable, asserts in writing that such Guarantee is not in full force and effect and enforceable in accordance with its terms, such assertion shall not constitute an Event of Default for purposes of this paragraph if (i) such written assertion is accompanied by an Opinion of Counsel of each of the Issuer, the Company and such Guarantor to the effect that, as a matter of law, the defect or defects rendering such Guarantee unenforceable can be remedied within 10 days of the date of such assertion, (ii) each of the Issuer and the Company delivers an Officers' Certificate to the effect that the Company, such Guarantor or the Issuer, as applicable, represents that such defect or defects shall be so remedied within such 10-day period, and (iii) such defect or defects are in fact so remedied within such 10-day period;

                  (7) the Issuer, the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                           (A) commences a voluntary case,

                           (B) consents to the entry of an order for relief
                  against it in an involuntary case,

                           (C) consents to the appointment of a Custodian of it
                  or for all or substantially all of its property, or

                           (D) makes a general assignment for the benefit of its
                  creditors; or

                  (8) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (A) is for relief against the Issuer, the Company or
                  any Significant Subsidiary as debtor in an involuntary case,

                           (B) appoints a Custodian of the Issuer, the Company
                  or any Significant Subsidiary or a Custodian for all or substantially all of the property of the Issuer, the Company or any Significant Subsidiary, or

                           (C) orders the liquidation of the Issuer, the Company
                  or any Significant Subsidiary,

         and the order or decree remains unstayed and in effect for 90 days.

         A Default as described in sub-clause (3) above will not be deemed an Event of Default until the Trustee notifies the Issuer and the Company, or the Holders of at least 25 percent in aggregate principal amount of the then outstanding Securities of the applicable Series notify the Issuer and the Company and the Trustee, of the Default and the Issuer, the Company or any Guarantor which is a Significant Subsidiary does not cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." If such a Default is cured within such time period, it ceases.

         Any Event of Default that relates exclusively to a Guarantor other than the Company may be cured to the extent such Guarantor is released from its Guarantee pursuant to Section 9.03.

         The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

Section 6.02. Acceleration.

         If an Event of Default (other than an Event of Default with respect to the Issuer, the Company or any Significant Subsidiary resulting from sub-clauses
(7) or (8) of Section 6.01), shall have occurred and be continuing under the Indenture, the Trustee by notice to the Issuer and the Company or the Holders or the Holders of at least 25 percent in principal amount of the Securities of the applicable Series then outstanding by notice to the Issuer, the Company and the Trustee, may declare all Securities of such Series and interest, if any, accrued thereon to be due and payable immediately. Upon such declaration of acceleration, the amounts due and payable on the Securities of such Series and interest, if any, accrued thereon will be due and payable immediately. If an Event of Default with respect to the Issuer, the Company or any Significant Subsidiary specified in sub-clauses (7) or (8) of Section 6.01 occurs, all amounts due and payable on the Securities of such Series will ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee, the Issuer, the Company or any Holder. Holders of a majority in principal amount of the then outstanding Securities of such Series may rescind an acceleration with respect to such Series and its consequence (except an acceleration due to nonpayment of principal or interest on the Securities of such Series) if the rescission would not conflict with any judgment or decree and if all past Events of Default have been cured or waived.

         No such rescission shall extend to or shall affect any subsequent Event of Default, or shall impair any right or power consequent thereon.

Section 6.03. Other Remedies.

         If an Event of Default on a Series occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Series or to enforce the performance of any provision in the Securities or this Indenture applicable to the Series.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

Section 6.04. Waiver of Past Defaults.

         Subject to Section 10.02, the Holders of a majority in principal amount of the outstanding Securities of a Series on behalf of all the Holders of the Series by notice to the Trustee may waive an past Default on such Series and its consequences. When a Default is waived, it is cured and stops continuing, and any Event of Default arising therefrom shall be deemed to have been cured; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 6.05. Control by Majority.

         The Holders of a majority in principal amount of the outstanding Securities of a Series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to such Series. The Trustee, however, may refuse to follow any direction (i) that conflicts with law or this Indenture, (ii) that, subject to Section 7.01, the Trustee determines is unduly prejudicial to the rights of other Holders, or (iii) that would involve the Trustee in personal liability.

Section 6.06. Limitation on Suits.

         A Holder of a Series may not pursue any remedy with respect to this Indenture or the Series unless:

                  (1) the Holder gives to the Trustee written notice of a continuing Event of Default on the Series;

                  (2) the Holders of at least 25% in aggregate principal amount of the outstanding Securities of the Series make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                  (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                  (5) no written request inconsistent with such written request shall have been given to the Trustee during such 60-day period by Holders of a majority of the aggregate principal amount of the outstanding Securities of the Series.

         A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

Section 6.07. Rights of Holders to Receive Payment.

         Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

Section 6.08. Collection Suit by Trustee.

         If an Event of Default in payment of interest or principal specified in
Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Issuer, any Guarantor or any other obligor on the Securities for the whole amount of principal and interest remaining unpaid.

Section 6.09. Trustee May File Proofs of Claim.

         The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Issuer, the Company (or any other obligor upon the Securities, including the other Guarantors) its creditors or its property, and unless prohibited by applicable law or regulation, may vote on behalf of the Holders in any election of a Custodian, and shall be entitled and empowered to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee. Nothing herein shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder or to authorize the Trustee to vote in respect of the claim of any Holder except as aforesaid for the election of the Custodian.

Section 6.10. Priorities.

         If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

                  First: to the Trustee for amounts due under Section 7.07;

                  Second: to Holders of the Series for amounts due and unpaid on the Series for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Series for principal and interest, respectively; and

                  Third: to the Issuer or the Guarantors as their interests may appear.

         The Trustee may fix a Record Date and payment date for any payment to Holders pursuant to this Section.

Section 6.11. Undertaking for Costs.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having the due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in principal amount of the Series.

                                  ARTICLE SEVEN

                                     Trustee

Section 7.01. Duties of Trustee.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall, subject to Section 6.02, exercise its rights and powers and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (b) Except during the continuance of an Event of Default:

                  (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others.

                  (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture but need not confirm or investigate the accuracy of mathematical calculations or other facts or matters stated therein.

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (1) This paragraph does not limit the effect of paragraph (b) of this Section.

                  (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                  (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 or any other direction of the Holders permitted hereunder.

         (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

         (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

         (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Issuer. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

         (g) None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

Section 7.02. Rights of Trustee.

         Subject to Section 7.01:

         (a) The Trustee may rely and shall be protected in acting or refraining from acting on any document, resolution, certificate, instrument, report, or direction believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document, resolution, certificate, instrument, report, or direction.

         (b) Before the Trustee acts or refrains from acting, it may require from each of the Issuer and the Company an Officers' Certificate or an Opinion of Counsel or both, which shall conform to Sections 12.04 and 12.05 hereof and containing such other statements as the Trustee reasonably deems necessary to perform its duties hereunder. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate, Opinion of Counsel or any other direction of the Issuer permitted hereunder.

         (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

         (d) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

         (e) The Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel as to matters of law shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         (f) Unless otherwise specifically provided in the Indenture, any demand, request, direction or notice from the Issuer shall be sufficient if signed by an Officer of the Issuer.

         (g) For all purposes under this Indenture, the Trustee shall not be deemed to have notice or knowledge of any Event of Default (other than under Section 6.01(1) or 6.01(2)) unless a Trust Officer assigned to and working in the Trustee's corporate trust office has actual knowledge thereof or unless written notice of any Event of Default is received by the Trustee at its address specified in Section 12.02 hereof and such notice references the Securities and the Guarantees generally, the Issuer, the Guarantors or this Indenture.

Section 7.03. Individual Rights of Trustee.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, must comply with Sections 7.10 and 7.11.

Section 7.04. Trustee's Disclaimer.

         The Trustee makes no representation as to the validity or adequacy of this Indenture, the Securities or of any prospectus or offering memorandum used to sell the Securities; it shall not be accountable for the Issuer's use of the proceeds from the Securities; it shall not be accountable for any money paid to the Issuer, or upon the Issuer's direction, if made under and in accordance with any provision of this Indenture; it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee; and it shall not be responsible for any statement of the Issuer in this Indenture or in the Securities other than its certificate of authentication.

Section 7.05. Notice of Defaults.

         If a Default on a Series occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Holder of the Series notice of the Default (which shall specify any uncured Default known to it) within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on a Series, the Trustee may withhold the notice if and so long as the executive or any trust committee of the Trustee and/or responsible officers of the Trustee in good faith determine(s) that withholding the notice is in the interests of Holders of the Series.

Section 7.06. Reports by Trustee to Holders.

         Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Holder a brief report dated as of such May 15 that complies with TIA ss. 313(a) (but if no event described in TIA ss. 313(a)(2) has occurred within the twelve months preceding the reporting date no report need be transmitted). The Trustee also shall comply with TIA ss. 313(b) and ss. 313(c).

         A copy of each report at the time of its mailing to Holders shall be delivered to the Issuer and filed by the Trustee with the SEC and each national securities exchange on which the Securities are listed. The Issuer and the Company agree to notify the Trustee of each national securities exchange on which the Securities are listed.

Section 7.07. Compensation and Indemnity.

         The Issuer and the Company shall pay to the Trustee or predecessor trustee from time to time reasonable compensation for their respective services subject to any written agreement between the Trustee and the Issuer and the Company. The Issuer and the Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel. The Issuer and the Company shall indemnify the Trustee and each predecessor trustee, its officers, directors, employees and agents and hold it harmless against any loss, liability or expense incurred or made by or on behalf of it in connection with the administration of this Indenture or the trust hereunder and its duties hereunder including the costs and expenses of defending itself against or investigating any claim in the premises. The Trustee shall notify the Issuer and the Company promptly of any claim for which it may seek indemnity. The Issuer and the Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through the Trustee's, or its officers', directors', employees' or agents' negligence or bad faith.

         To ensure the payment of obligations by the Issuer and the Company pursuant to this Section, the Trustee shall have a claim prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of or interest on particular Securities. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.01 or in connection with Article Six hereof, the expenses (including the reasonable fees and expenses of its counsel) and the compensation for services in connection therewith are to constitute expenses of administration under any bankruptcy law.

Section 7.08. Replacement of Trustee.

         The Trustee may resign by so notifying the Issuer and the Company. The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the Trustee to be removed in writing and may appoint a successor trustee with the Issuer's consent. Such resignation or removal shall not take effect until the appointment by the Holders or the Issuer as hereinafter provided of a successor trustee and the acceptance of such appointment by such successor trustee. The Issuer may or the Company may cause the Issuer to remove the Trustee and any Holder may petition any court of competent jurisdiction for the removal of the Trustee if:

                  (1) the Trustee fails to comply with Section 7.10 after written request by the Issuer or any bona fide Holder who has been a Holder for at least six months;

                  (2) the Trustee is adjudged a bankrupt or an insolvent;

                  (3) a receiver or other public officer takes charge of the Trustee or its property; or

                  (4) the Trustee becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Issuer shall promptly appoint a successor trustee. If a successor trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer or any Holder may or the Company may cause the Issuer to petition any court of competent jurisdiction for the appointment of a successor trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee, the Issuer and the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee (subject to the prior claim provided by Section 9.07). Any resignation or removal of the Trustee and any appointment of a successor Trustee shall become effective upon acceptance of appointment by the successor Trustee. The successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder.

Section 7.09. Successor Trustee by Merger, etc.

         If the Trustee consolidates with, merges with or into or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor trustee.

Section 7.10. Eligibility; Disqualification.

         This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1). The Trustee shall have a combined capital and surplus of at least $15,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA ss. 310(b).

Section 7.11. Preferential Collection of Claims Against the Issuer.

         The Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

                                  ARTICLE EIGHT

                             Discharge of Indenture

Section 8.01. Defeasance upon Deposit of Moneys or U.S. Government Obligations.

         (a) The Issuer may, at its option and at any time, elect to have either paragraph (b) or paragraph (c) below be applied to the outstanding Securities of any Series upon compliance with the applicable conditions set forth in paragraph
(d).

         (b) Upon the Issuer's exercise under paragraph (a) of the option applicable to this paragraph (b), the Issuer and the Guarantors shall be deemed to have been released and discharged from their respective obligations with respect to the outstanding Securities of a Series on the date the applicable conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, such Legal Defeasance means that the Issuer shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Securities of a Series, which shall thereafter be deemed to be "outstanding" only for the purposes of the Sections and matters under this Indenture referred to in (i) and (ii) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned, except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of outstanding Securities of a Series to receive solely from the trust fund described in paragraph (d) below and as more fully set forth in such paragraph, payments in respect of the principal of and interest on such Securities when such payments are due and (ii) obligations listed in Section 8.02, subject to compliance with this Section. The Issuer may exercise its option under this paragraph (b) notwithstanding the prior exercise of its option under paragraph (c) below with respect to such Securities.

         (c) Upon the Issuer's exercise under paragraph (a) of the option applicable to this paragraph (c), the Issuer and the Guarantors shall be released and discharged from the obligations under any covenant contained in Article Five, Section 4.04 and any other covenant contained in the Authorizing Resolution or supplemental indenture relating to such Series to the extent provided for therein, on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Securities of such Series shall thereafter be deemed to be not "outstanding" for the purpose of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such Covenant Defeasance means that, with respect to the outstanding Securities of a Series, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01(3), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

         (d) The following shall be the conditions to application of either paragraph (b) or paragraph (c) above to the outstanding Securities of the applicable Series:

                  (1) The Issuer shall have irrevocably deposited in trust with the Trustee, pursuant to an irrevocable trust and security agreement in form and substance reasonably satisfactory to the Trustee, money in U.S. dollars or U.S. government obligations or a combination thereof which through the payment of interest and principal thereof in accordance with their terms will provide money in an amount sufficient to pay the principal of and interest on, and any mandatory sinking fund payments in respect of the outstanding Securities of such Series on the stated maturity of the payments, in accordance with the terms of this Indenture and such Securities; provided, however, that the Trustee (or other qualifying trustee) shall have received an irrevocable written order from the Issuer instructing the Trustee (or other qualifying trustee) to apply such money or the proceeds of such U.S. government obligations to said payments with respect to the Securities of such Series to maturity;

                  (2) No Default or Event of Default and no event which, with notice or lapse of time, would become an Event of Default shall have occurred and be continuing on the date of such deposit;

                  (3) Such deposit will not result in a Default under this Indenture or a breach or violation of, or constitute a default under, any other material instrument or agreement to which the Issuer, the Company or any of the Subsidiaries is a party or by which it or any of their property is bound;

                  (4) (i) In the event the Issuer elects paragraph (b) hereof, the Issuer shall deliver to the Trustee an Opinion of Counsel in the United States, in form and substance reasonably satisfactory to the Trustee, to the effect that (A) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the Issue Date pertaining to such Series, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall state that, or
         (ii) in the event the Issuer elects paragraph (c) hereof, the Issuer shall deliver to the Trustee an Opinion of Counsel in the United States, in form and substance reasonably satisfactory to the Trustee, to the effect that, in the case of clauses (i) and (ii), Holders of the Securities of such Series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and the defeasance contemplated hereby and will be subject to federal income tax in the same amounts and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

                  (5) The Issuer shall have delivered to the Trustee an Officers' Certificate, stating that the deposit under clause (1) was not made by the Issuer with the intent of preferring the Holders of the Securities of such Series over any other creditors of the Issuer or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Issuer or others;

                  (6) The Issuer shall have delivered to the Trustee an Opinion of Counsel, reasonably satisfactory to the Trustee, to the effect that,
         (A) the trust funds will not be subject to the rights of Holders of Indebtedness of the Issuer other than the Securities of such Series and
         (B) assuming no intervening bankruptcy of the Company between the date of deposit and the 91st day following the deposit and that no Holder of Securities of such Series is an insider of the Issuer, after the 91st day following the deposit, the trust funds will not be subject to any applicable bankruptcy, insolvency, reorganization or similar law affecting creditors' rights generally; and

                  (7) The Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent specified herein relating to the defeasance contemplated by this Section have been complied with.

         In the event all or any portion of the Securities of a Series are to be redeemed through such irrevocable trust, the Issuer must make arrangements satisfactory to the Trustee, at the time of such deposit, for the giving of the notice of such redemption or redemptions by the Trustee in the name and at the expense of the Issuer.

         (e) In addition to the Issuer's rights above under this Section, the Issuer may terminate all of its obligations under this Indenture with respect to a Series, and the obligations of the Guarantors shall terminate with respect to such Series (subject to Section 8.02), when:

                  (1) All Securities of such Series theretofore authenticated and delivered (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 and Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust) have been delivered to the Trustee for cancellation or all such Securities not theretofore delivered to the Trustee for cancellation have become due and payable and the Issuer has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for that purpose an amount of money sufficient to pay and discharge the entire Indebtedness on the Securities not theretofore delivered to the Trustee for cancellation, for principal of and interest;

                  (2) The Issuer has paid or caused to be paid all other sums payable hereunder by the Company;

                  (3) The Issuer has delivered irrevocable instructions to the Trustee to apply the deposited money toward the payment of the Securities at maturity or redemption, as applicable; and

                  (4) The Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, stating that all conditions precedent specified herein relating to the satisfaction and discharge of this Indenture have been complied with.

Section 8.02. Survival of the Issuer's Obligations.

         Notwithstanding the satisfaction and discharge of the Indenture under
Section 8.01, the Issuer's obligations in paragraph 9 of the Securities and Sections 2.03 through 2.07, 4.01, 7.07, 7.08, 8.04 and 8.05, however, shall survive until the Securities of an applicable Series are no longer outstanding. Thereafter, the Issuer's obligations in paragraph 9 of the Securities of such Series and Sections 7.07, 8.04 and 8.05 shall survive (as they relate to such Series).

Section 8.03. Application of Trust Money.

         The Trustee shall hold in trust money or U.S. government obligations deposited with it pursuant to Section 8.01. It shall apply the deposited money and the money from U.S. government obligations in accordance with this Indenture to the payment of principal of and interest on the Securities of the defeased Series.

Section 8.04. Repayment to the Issuer.

         The Trustee and the Paying Agent shall promptly pay to the Issuer upon request any excess money or securities held by them at any time. The Trustee and the Paying Agent shall pay to the Issuer upon request any money held by them for the payment of principal or interest that remains unclaimed for two years, provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once in a newspaper of general circulation in the City of New York or mail to each such Holder notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Issuer. After payment to the Issuer, Holders entitled to the money must look to the Issuer or any Guarantor for payment as general creditors unless applicable abandoned property law designates another Person and all liability of the Trustee or such Paying Agent with respect to such money shall cease.

Section 8.05. Reinstatement.

         If the Trustee is unable to apply any money or U.S. government obligations in accordance with Section 8.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuer's and each Guarantor's obligations under this Indenture and the Securities relating to the Series shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 until such time as the Trustee is permitted to apply all such money or U.S. government obligations in accordance with Section 8.01; provided, however, that (a) if the Issuer has made any payment of interest on or principal of any Securities of the Series because of the reinstatement of their obligations, the Issuer shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. government obligations held by the Trustee and (b) unless otherwise required by any legal proceeding or any order or judgment of any court or governmental authority, the Trustee shall return all such money or U.S. government obligations to the Issuer promptly after receiving a written request therefor at any time, if such reinstatement of the Issuer's obligations has occurred and continues to be in effect.

                                  ARTICLE NINE

                                   Guarantees

Section 9.01. Unconditional Guarantees.

         Subject to any other provisions set forth in the Authorizing Resolution or supplemental indenture relating to a particular Series, each Guarantor, jointly and severally, hereby unconditionally guarantees on a senior basis (each such guarantee to be referred to herein as the "Guarantee") to each Holder of Securities of such Series authenticated and delivered by the Trustee and to the Trustee and its successors and assigns irrespective of the validity and enforceability of this Indenture, that: (i) the principal of and interest on the Securities of such Series will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise and interest on the overdue principal, if any, and interest on any interest of the Securities of such Series and all other obligations of the Issuer to the Holders or the Trustee hereunder or thereunder, except obligations to pay principal and interest on any other Series not so guaranteed, will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any Securities of such Series or of any such other obligations, the same will be promptly paid in full when due or to be performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise, subject, however, in the case of clauses (i) and (ii) above, to the limitations set forth in Section 9.04. Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities of such Series or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities of such Series with respect to any provisions hereof or thereof, the recovery of any judgment against the Issuer, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest, notice and all demands whatsoever and covenants that, subject to Section 9.03, this Guarantee will not be discharged except by complete performance of the obligations contained in the Securities of the applicable Series, this Indenture and in this Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Issuer or any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Issuer or such Guarantor, any amount paid by the Issuer or such Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between each Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in

Article Six for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article Six, such obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of this Guarantee.

Section 9.02. Severability.

         In case any provision of this Guarantee shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 9.03. Release of a Guarantor.

         (a) Any Guarantor other than the Company may be released from its Guarantee so long as (1) no Default or Event of Default exists or would result from release of such Guarantee, (2) the Guarantor being released has Consolidated Net Worth of less than 5% of the Company's Consolidated Net Worth as of the end of the Company's most recent fiscal quarter, (3) the Guarantors released from their Guarantees in any year-end period comprise in the aggregate less than 10% (or 15% if and to the extent necessary to permit the cure of a Default) of the Company's Consolidated Net Worth as of the end of the Company's most recent fiscal quarter, (4) such release would not have a material adverse effect on the homebuilding business of the Company and its Subsidiaries and (5) the Guarantor is released from its guaranty(ees) under the Bank Credit Facilities; provided, that if such Guarantor subsequently provides a guarantee of the Bank Credit Facilities, it shall comply with Section 4.04. If there are no guarantors under the Bank Credit Facilities, Guarantors under this Indenture, other than the Company, will be released from their Guarantees.

         (b) Unless the Company elects otherwise, a Subsidiary that is a Guarantor shall be deemed automatically and unconditionally released and discharged from all obligations under this Article Nine upon the delivery of an Officer's Certificate from each of the Issuer and the Company to the Trustee that the terms and conditions of Section 9.03 have been satisfied and an Opinion of Counsel of the Issuer and the Company to the Trustee that such release under the Bank Credit Facility is effective, without any further action required on the part of the Trustee or any Holder. The Trustee shall deliver an appropriate instrument evidencing any such release upon receipt of a request by the Issuer and the Company.

         The Company and any Guarantor not released in accordance with this Section shall remain liable for the full amount of principal of and interest on the Securities as provided in this Article Nine.

Section 9.04. Limitation of a Guarantor's Liability.

         Each Guarantor and each Holder hereby confirms that it is the intention of all such parties that the guarantee by the Guarantors pursuant to their Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law. To effectuate the foregoing intention, the Guarantors (other than the Company) and the Holders hereby irrevocably agree that the obligations of such Guarantors under the Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantors and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to Section 9.06, result in the obligations of such Guarantors under the Guarantee not constituting such fraudulent transfer or conveyance.

Section 9.05. Contribution.

         In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or distribution is made by any Guarantor (a "Funding Guarantor") under the Guarantee, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount based on the Adjusted Net Assets of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Issuer's obligations with respect to any Securities or any other Guarantor's obligations with respect to the Guarantee. "Adjusted Net Assets" of such Guarantor at any date shall mean the lesser of the amount by which (x) the fair value of the property of such Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date and after giving effect to any collection from any other Guarantor in respect of the obligations of its Guarantee), but excluding liabilities under the Guarantee, of such Guarantor at such date and (y) the present fair salable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date and after giving effect to any collection from any other Guarantor in respect of the obligations of such Guarantor under its Guarantee), excluding debt in respect of the Guarantee of such Guarantor, as they become absolute and matured. This
Section 9.05 shall be for the benefit of the Issuer, the Company and the Guarantors and does not inure to the benefit of and may not be relied upon by any third party beneficiaries.

Section 9.06. Waiver of Subrogation.

         Until all guaranteed obligations under this Indenture and with respect to all Securities of an applicable Series are paid in full, each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Issuer that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under the Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Securities of the applicable Series against the Issuer, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Issuer, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Securities of the applicable Series shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Securities of the applicable Series, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Securities of the applicable Series, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

Section 9.07. Execution of Guarantee.

         To evidence their guarantee to the Holders set forth in this Article Nine, the Guarantors hereby agree to execute the Guarantee in substantially the form included in Exhibit A or in any such other form set forth in the Authorizing Resolution or supplemental indenture pertaining to the applicable Series, which shall be endorsed on each Security ordered to be authenticated and delivered by the Trustee. Each Guarantor hereby agrees that its Guarantee set forth in this Article Nine shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee. Each such Guarantee shall be signed on behalf of each Guarantor by two Officers, or an Officer and an Assistant Secretary or one Officer shall sign and one Officer or an Assistant Secretary (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to such Guarantee prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of such Guarantor. Such signatures upon the Guarantee may be by manual or facsimile signature of such Officers and may be imprinted or otherwise reproduced on the Guarantee, and in case any such Officer who shall have signed the Guarantee shall cease to be such Officer before the Security on which such Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the Person who signed the Guarantee had not ceased to be such Officer of the Company or the other Guarantor.

                                   ARTICLE TEN

                       Amendments, Supplements and Waivers

Section 10.01. Without Consent of Holders.

         The Issuer and the Trustee may modify or amend provisions of this Indenture, the Guarantees or the Securities of a Series without notice to or consent of any Holder of such Series:

                  (1) to evidence the succession of another Person to the Issuer or any Guarantor under the Indenture and the Securities or the Guarantee, respectively;

                  (2) to add to Article Four covenants of the Issuer or the covenants of the Guarantors for the benefit of the Holders or to surrender any right or power conferred upon the Issuer or the Guarantors by this Indenture;

                  (3) to add Events of Default for the benefit of the Holders;

                  (4) to change or eliminate any provision of the Indenture, provided that any such change or elimination shall become effective only when there are no outstanding Securities;

                  (5) to secure any Securities or Guarantee under the Indenture;

                  (6) to establish the form or terms of the Securities or Guarantee of any Series;

                  (7) to add Guarantors;

                  (8) to provide for the acceptance of appointment by a successor Trustee or facilitate the administration of the trusts under this Indenture by more than one Trustee;

                  (9) to close this Indenture to authentication and delivery of additional Series of Securities;

                  (10) to supplement any provisions of the Indenture to the extent necessary to permit or facilitate defeasance and discharge of the Securities, provided that such action shall not adversely affect the rights of Holders;

                  (11) to remove a Guarantor in respect of any Series which, in accordance with the terms of this Indenture applicable to the particular Series, ceases to be liable in respect of its Guarantee;

                  (12) to cure any ambiguity, omission, defect or inconsistency in this Indenture, provided that such action does not adversely affect the interests of Holders;

                  (13) to provide that specific provisions of this Indenture shall not apply to a Series not previously issued;

                  (14) to provide for uncertificated Securities in addition to or in place of certificated Securities; and

                  (15) to make any other change that does not adversely affect the interests of Holders.

         After an amendment under this Section becomes effective, the Company shall mail notice of such amendment to the Holders.

Section 10.02. With Consent of Holders.

         The Issuer and the Trustee, with the written consent of the Holders of at least a majority of the principal amount of the outstanding Securities of each such Series affected by the amendment, may execute supplemental indentures adding any provisions to, or changing or eliminating any of the provisions of this Indenture or modifying the rights of the Holders of such Securities, except that no such supplemental indenture may, without the consent of the Holders of each outstanding Security affected by the supplemental indenture, among other things:

                  (1) change the final maturity of the Securities, or reduce the rate or extend the time of payment of interest, on the Securities, or reduce the principal amount of the Securities, or impair the right to institute suit for payment of the Securities;

                  (2) reduce the percentage of Securities, the consent of the Holders of which is required for any such supplemental indenture, for any waiver of compliance with Sections 6.04, 6.07 or this Section 10.02, a past Default or Event of Default in the payment of the principal of or interest on any Security and their consequences provided in this Indenture, or any other covenant or provision;

                  (3) modify any of the provisions regarding the modification of this Indenture, waivers of a past Default or Event of Default in the payment of the principal of or interest on any Security or waivers of Sections 6.04, 6.07 or this Section, except to increase any percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby;

                  (4) alter the provisions (including related definitions) with respect to redemption of Securities pursuant to Article Three hereof or with respect to any obligations on the part of the Issuer to offer to purchase or to redeem Securities of a Series pursuant to the Authorizing Resolution or supplemental indenture pertaining to such Series;

                  (5) modify the ranking or priority of the Securities of any Series or the Guarantee thereof in a manner adverse to the Holders; or

                  (6) make any Security payable at a place or in money other than that stated in the Security.

         Subject to the following sentence, the Holders of a majority in principal amount of the outstanding Securities of any Series may, on behalf of the Holders of all such Securities of such Series, waive any past default under this Indenture relating to such Series without notice to any Holder. Without the consent of the Holder of a Securities affected, however, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, shall not be able to effect any of the actions contemplated by clauses (1) - (6) of this Section. Each such Series shall vote as a separate class.

         An amendment of a provision included solely for the benefit of one or more Series does not affect the interests of Holders of any other Series.

         It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed supplement, but it shall be sufficient if such consent approves the substance thereof.

Section 10.03. Compliance with Trust Indenture Act.

         Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

Section 10.04. Revocation and Effect of Consents.

         A consent to an amendment, supplement or waiver by a Holder shall bind the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. Subject to the following paragraph, any such Holder or subsequent Holder, however, may revoke the consent as to his Security or portion of a Security. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective.

         The Company may, but shall not be obligated to, fix a Record Date for the purpose of determining the Holders of Securities of any Series entitled to consent to any amendment, supplement or waiver, which Record Date shall be at least 10 days prior to the first solicitation of such consent. If a Record Date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such Record Date (or their duly designated proxies), and only those Persons, shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such Record Date. No such consent shall be valid or effective for more than 90 days after such Record Date.

         After an amendment, supplement or waiver becomes effective, it shall bind every Holder, unless it makes a change described in any of clauses (1) through (6) of Section 10.02, in which case, the amendment, supplement or waiver shall bind only each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security; provided that any such waiver shall not impair or affect the right of any Holder to receive payment of principal of and interest on a Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates without the consent of such Holder.

Section 10.05. Notation on or Exchange of Securities.

         If an amendment, supplement or waiver changes the terms of a Security or a Guarantee, the Issuer may or the Company may cause the Issuer to require the Holder of the Security or the Guarantor, as applicable, to deliver such Security or Guarantee to the Trustee, at which time the Trustee shall place an appropriate notation on the Security or Guarantee, as applicable, about the changed terms and return it to the Holder. Alternatively, if the Trustee or the Issuer so determines or the Company causes the Issuer to so determine, the Issuer in exchange for the Security or Guarantee, as applicable, shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

Section 10.06. Trustee to Sign Amendments, etc.

         Subject to Section 7.02(b), the Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article if the amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing or refusing to sign such amendment or supplemental indenture, the Trustee shall be entitled to receive and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Issuer in accordance with its terms.

                                 ARTICLE ELEVEN

                            Conversion of Securities

Section 11.01. Applicability of Article.

         Securities of any Series which are convertible into Common Stock at the option of the Holder shall be convertible in accordance with their terms and unless the Authorizing Resolution provides otherwise, in accordance with this Article. Each reference in this Article Eleven to "a Security" or "the Securities" refers to the Securities of the particular Series that is convertible into Common Stock. If more than one Series of Securities with conversion privileges are outstanding at any time, the provisions of this Article Eleven shall be applied separately to each such Series.

Section 11.02. Conversion Privilege.

         Subject to and upon compliance with the provisions of this Article Eleven, the Holder of any Security so designated shall have the right, at its, his or her option, at any time prior to the close of business on the date specified in the Securities of such Series (or if such Security or portion thereof is called for redemption prior to such date, then in respect of such Security or portion thereof to and including but not after the close of business on the second day (or, if such day is not a Business Day, then on the next following Business Day) preceding the date fixed for such redemption) to convert the principal amount of any such Security, or any portion of such principal amount which is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of the Company's Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the principal amount of the Security or portion thereof to be converted by the Conversion Price and by surrender of the Security so to be converted in whole or in part, such surrender to be made in the manner provided in Section 11.03. Notwithstanding the previous sentence, if the Issuer shall fail to redeem a Security which has been called for redemption, the Holder of such Security shall retain the right to convert such Security as provided in this Article Eleven.

Section 11.03. Manner of Exercise of Conversion Privilege.

         In order to exercise a conversion privilege, the Holder of any Security to be converted in whole or in part shall surrender such Security at any of the offices or agencies to be maintained for such purpose by the Issuer pursuant to
Section 2.01, and shall give notice to the Issuer and the Company in the form provided in the Security, duly executed, at such office or agency that the Holder elects to convert such Security or the portion thereof specified in said notice. Such notice shall also state the name or names, together with the address or addresses, in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued. Each Security surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the name in which such Security is registered, be accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the Holder or its, his or her duly authorized attorney. Securities so surrendered during the period from the close of business on a Record Date, or the next preceding Business Day if such Record Date is not a Business Day, preceding any Interest Payment Date to the opening of business on such Interest Payment Date (excluding Securities or portions thereof called for redemption during such period) shall also be accompanied by payment in next-day funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security then being converted; provided, however, that, if the Issuer shall default on the payment of said interest, said funds shall be returnable to the payor thereof. As promptly as practicable after the surrender of such Security, as aforesaid, the Company shall issue and shall deliver at such office or agency to such Holder, or on its, his or her written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Security or portion thereof in accordance with the provisions of this Article Eleven and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in
Section 11.04. In case any Security of a denomination greater than $1,000 shall be surrendered for partial conversion, the Issuer and the Company shall execute and the Trustee shall authenticate and deliver to or upon the order of the Holder of the Security so surrendered, at the expense of the Issuer, a new Security or Securities and Guarantee or Guarantees in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Security. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such Security shall have been surrendered and such notice received by the Issuer and the Company as aforesaid, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time and such conversion shall be at the Conversion Price in effect at such time, unless the stock transfer books of the Company shall be closed on that date, in which event such Person or Persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Security shall have been surrendered and such notice received by the Issuer and the Company. Subject to the aforesaid requirement for a payment in the event of conversion after the close of business on a Record Date preceding an Interest Payment Date, no payment or adjustment shall be made on conversion for interest accrued on the Securities surrendered for conversion or for dividends on the Common Stock delivered on such conversion.

Section 11.04. Payment in Lieu of Fractional Shares.

         No fractional shares of Common Stock shall be issued upon conversion of the Securities. Instead of any fractional interest in a share of Common Stock which would otherwise be deliverable upon the conversion of any Security or Securities, the Issuer and/or the Company shall make an adjustment therefor to the nearest 1/100th of a share in cash at the Current Market Price thereof at the close of business on the Business Day next preceding the day of conversion. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities, or specified portions thereof to be converted, so surrendered.

Section 11.05. Adjustment of Conversion Price.

         The Conversion Price shall be adjusted from time to time as follows:

         (a) In case the Company shall hereafter (i) pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its Common Stock any shares of Capital Stock of the Company, the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other Capital Stock of the Company which it, he or she would have owned immediately following such action had such Security been converted immediately prior thereto. An adjustment made pursuant to this subsection (a) shall become effective immediately after the Record Date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subsection (a), the Holder of any Security thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of Capital Stock or shares of

Common Stock and other Capital Stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a statement filed with the Trustee and with the Registrar) shall determine in an equitable manner the allocation of the adjusted Conversion Price between or among shares of such classes of Capital Stock or shares of Common Stock and other Capital Stock.

         (b) In case the Company shall hereafter issue rights or warrants to holders of its outstanding shares of Common Stock generally entitling them (for a period expiring within 45 days after the Record Date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of the Common Stock on the Record Date mentioned below, the Conversion Price of the shares of Common Stock shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective immediately after the Record Date for the determination of shareholders entitled to receive such rights or warrants.

         (c) In case the Company shall hereafter distribute to holders of its outstanding Common Stock generally evidences of its indebtedness or assets (excluding any cash dividend paid from retained earnings of the Company and dividends or distributions payable in stock for which adjustment is made pursuant to subsection (a) of this Section 11.05) or rights or warrants to subscribe to securities of the Company (excluding those referred to in subsection (b) of this Section 11.05), then in each such case the Conversion Price of the shares of Common Stock shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the Record Date mentioned below less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and shall be described in a statement filed with the Trustee and with the Registrar) of the portion of the evidences of indebtedness or assets so distributed to the holder of one share of Common Stock or of such subscription rights or warrants applicable to one share of Common Stock, and of which the denominator shall be such Current Market Price per share of Common Stock. Such adjustment shall become effective immediately after the Record Date for the determination of shareholders entitled to receive such distribution.

         (d) In any case in which this Section 11.05 shall require that an adjustment be made immediately following a Record Date, the Company may elect to defer (but only until five Business Days following the filing by the Issuer with the Trustee and the Registrar of the certificate of independent public accountants described in subsection (f) of this Section 11.05) issuing to the Holder of any Security converted after such Record Date the shares of Common Stock issuable upon such conversion over and above the shares of Common Stock issuable upon such conversion on the basis of the Conversion Price prior to adjustment.

         (e) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% of such price; provided, however, that any adjustments which by reason of this subsection (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment, and provided further that adjustment shall be required and made in accordance with the provisions of this Article Eleven (other than this subsection (e)), not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of Securities or Common Stock. All calculations under this Section 11.05 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this Section 11.05 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Conversion Price, in addition to those required by this Section 11.05, as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its shareholders shall not be taxable.

         (f) Whenever the Conversion Price is adjusted as herein provided, (i) the Issuer and the Company shall promptly file with the Trustee and the Registrar a certificate of a firm of independent public accountants setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the manner of computing the same, which certificate shall be conclusive evidence of the correctness of such adjustment and (ii) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be given by the Issuer and the Company to the Holders in the manner provided in Section 12.02. Subject to TIA Section 315(a), (c) and (d), the Trustee and any conversion agent shall be under no duty or responsibility with respect to any such certificate or the certificate provided for in Section 11.10 except to exhibit the same from time to time to any Holder of a Security desiring an inspection of such certificate.

         (g) In the event that at any time as a result of an adjustment made pursuant to subsection (a) of this Section 11.05, the Holder of any Security thereafter surrendered for conversion shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the Conversion Price of such other shares so receivable upon conversion of any Security shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Article Eleven.

Section 11.06. Notice of Certain Corporate Action.

         In the event:

         (a) the Company shall take any action which would require an adjustment in the Conversion Price pursuant to Section 11.05(c); or

         (b) the Company shall authorize the granting to the holders of its Common Stock (as a class) of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights; or

         (c) there shall be any capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock), or any consolidation or merger to which the Company is a party or any statutory exchange of securities with another corporation and for which approval of any shareholders of the Company is required, or any sale or transfer of all or substantially all of the assets of the Company; or

         (d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; then the Issuer and the Company shall cause to be filed with the Trustee and the Registrar, and shall cause to be given to the Holders, in the manner provided in Section 12.02, at least 14 days prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution or rights are to be determined, or
(ii) the date on which such reorganization, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in subsection (a), (b), (c) or (d) of this Section 11.06.

Section 11.07. Company to Provide Stock.

         The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversions of Securities, the full number of shares of Common Stock deliverable upon the conversion of all outstanding Securities not theretofore converted. For purposes of this Section 11.07, the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding Securities shall be computed as if at the time of computation all outstanding Securities were held by a single Holder.

         Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value (if any) of the shares of Common Stock deliverable upon conversions of the Securities, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Conversion Price.

         The Company will endeavor to list the shares of Common Stock required to be delivered upon conversion of Securities prior to such delivery upon each national securities exchange, if any, upon which the outstanding Common Stock is listed at the time of such delivery.

         Prior to the delivery of any securities which the Company shall be obligated to deliver upon conversion of the Securities, the Company will endeavor to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

Section 11.08. Taxes on Conversions.

         The Issuer and/or the Company will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversions of Securities pursuant hereto; provided, however, that neither the Issuer nor the Company shall be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the Holder of the Securities to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Issuer and/or the Company the amount of any such tax or has established, to the satisfaction of the Issuer and the Company, that such tax has been paid.

         Section 11.09. Covenant as to Stock.

         The Company covenants that all shares of Common Stock which may be delivered upon conversions of Securities will upon delivery be duly and validly issued and fully paid and non-assessable, free of all liens and charges and not subject to any preemptive rights.

Section 11.10. Consolidation or Merger.

         Notwithstanding any other provision herein to the contrary, in case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustments under Section 11.05 but the Holder of each Security then outstanding shall have the right thereafter to convert such Security into the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance had such Security been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Article Eleven with respect to the rights and interests thereafter of the Holders of the Securities, to the end that the provisions set forth in this Article Eleven shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of the Securities. Any such adjustment shall be made by and set forth in a supplemental indenture executed by the Issuer, the Company and the Trustee and approved by a firm of independent public accountants, evidenced by a certificate to that effect; and any adjustment so approved shall for all purposes hereof conclusively be deemed to be an appropriate adjustment.

         The above provisions of this Section 11.10 shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

         The Issuer shall give notice of the execution of such a supplemental indenture to the Holders of Securities in the manner provided in Section 12.02 within 30 days after the execution thereof.

         The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in such supplemental indenture relating either to the kind or amount of shares of stock or securities or property receivable by Holders upon the conversion of their Securities after any such consolidation, merger, statutory exchange, sale or conveyance, or to any adjustment to be made with respect thereto.

Section 11.11. Disclaimer of Responsibility for Certain Matters.

         Neither the Trustee nor the Registrar shall at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor the Registrar shall be accountable with respect to the listing or registration referred to in Section 11.07 or the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor the Registrar makes any representation with respect thereto. Neither the Trustee nor the Registrar shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or to make any cash payment upon the surrender of any Security for the purpose of conversion or, subject to TIA
Section 315(a), (c) and (d), to comply with any of the covenants contained in this Article Eleven.

                                 ARTICLE TWELVE

                                  Miscellaneous

Section 12.01. Trust Indenture Act Controls.

         If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA or the TIA as amended after the date hereof, the required provision shall control.

Section 12.02. Notices.

         Any order, consent, notice or communication shall be sufficiently given if in writing and delivered in Person or mailed by first class mail, postage prepaid, addressed as follows:

                  if to the Issuer or any Guarantor:

                           Toll Brothers, Inc.
                           3103 Philmont Avenue
                           Huntingdon Valley, Pennsylvania 19006

                           Attention:  Chief Financial Officer
             with a copy to

                      Mark K. Kessler, Esquire
                      Wolf, Block Schorr and Solis-Cohen LLP
                      1650 Arch Street, 22nd Floor
                      Philadelphia, Pennsylvania  19103-2097


             if to the Trustee:

                      Bank One Trust Company, N.A.
                      1111 Polaris Parkway
                      Suite OH1-0181
                      Columbus, Ohio  43240


                      Attention: Jeff Eubank, Corporate Trust Administration

         The Issuer, any Guarantor or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address set forth on the records of the Registrar under this Indenture or (ii) if to the Issuer, the Guarantors or the Trustee, initially at the address set forth in this Section 12.02 thereafter at such other address, notice of which is given in accordance with the provisions of this Section 12.02.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in this Section 12.02. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided in this Section, it is duly given, whether or not the addressee receives it, except that notice to the Trustee shall only be effective upon receipt thereof by the Trustee.

Section 12.03. Communications by Holders with Other Holders.

         Holders may communicate pursuant to TIA ss. 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Issuer, the Guarantors, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

Section 12.04. Certificate and Opinion as to Conditions Precedent.

         Upon any request or application by the Issuer to the Trustee to take any action under this Indenture, the Issuer shall furnish to the Trustee:

                  (1) an Officers' Certificate (which shall include the statements set forth in Section 12.05) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel (which shall include the statements set forth in Section 12.05) stating that, in the opinion of such counsel, all such conditions precedent and covenants, compliance with which constitutes a condition precedent, if any, provided for in this Indenture relating to the proposed action or inaction, have been complied with and that any such section does not conflict with the terms of the Indenture.

Section 12.05. Statements Required in Certificate or Opinion.

         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

Section 12.06. Rules by Trustee and Agents.

         The Trustee may make reasonable rules for action by or a meeting of Holders. The Registrar or Paying Agent may make reasonable rules for its functions.

Section 12.07. Legal Holidays.

         A "Legal Holiday" is a Saturday, a Sunday, a legal holiday or a day on which banking institutions in New York, New York are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. A Business Day is any day other than a Legal Holiday.

Section 12.08. Governing Law.

         The laws of the State of New York shall govern this Indenture, the Securities of each Series and the Guarantees.

Section 12.09. No Adverse Interpretation of Other Agreements.

         This Indenture may not be used to interpret another indenture, loan or debt agreement of the Issuer, the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 12.10. No Recourse Against Others.

         All liability described in paragraph 13 of the Initial Securities or paragraph 12 of the Exchange Securities and the Private Exchange Securities of any director, officer, employee or stockholder, as such, of the Issuer is waived and released.

Section 12.11. Successors and Assigns.

         All covenants and agreements of the Issuer or the Guarantors in this Indenture and the Securities shall bind their respective successors and assigns. All agreements of the Trustee in this Indenture shall bind its successors and assigns.

Section 12.12. Duplicate Originals.

         The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 12.13. Severability.

         In case any one or more of the provisions contained in this Indenture or in the Securities of a Series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Securities.

Section 12.14. Counterparts.

         This Indenture may be executed in any number of counterparts, all of which shall together constitute one and the same instrument. This Indenture shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

                                   SIGNATURES


         IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed, all as of the date first above written.

                              TOLL BROTHERS FINANCE CORP.,
                              as Issuer


                              By:    /s/ Kenneth J. Gary
                                     ------------------------------------
                                     Name: Kenneth J. Gary
                                     Title: Senior Vice President


                              TOLL BROTHERS, INC.,
                              as a Guarantor


                              By:    /s/ Kenneth J. Gary
                                     ------------------------------------
                                     Name: Kenneth J. Gary

                              Title: Senior Vice President


                              THE OTHER GUARANTORS NAMED ON SCHEDULE A HERETO, as Guarantors


                              By:    /s/ Kenneth J. Gary
                                     ------------------------------------
                                     Name: Kenneth J. Gary
                                     Title: Senior Vice President


BANK ONE TRUST COMPANY, N.A.,
as Trustee


By: /s/ Jeffrey L. Eubank
    ------------------------------
    Name: Jeffery L. Eubank
    Title: Authorized Officer

                                   SCHEDULE A

Toll Holdings, Inc. (DE), Amwell Chase, Inc. (DE), BBCC Investments, Inc. (PA), Brentwood Investments I, Inc. (TN), Bunker Hill Estates, Inc. (DE), Chesterbrooke, Inc. (DE), Connecticut Land Corp. (DE), Daylesford Development Corp. (DE), Eastern States Engineering, Inc. (DE), Edmunds-Toll Construction Company (AZ), Fairway Valley, Inc. (DE), First Brandywine Management Del. Corp.
(DE), First Huntingdon Finance Corp. (DE), Franklin Farms G.P., Inc. (DE), Frenchman's Reserve Country Club, Inc. (FL), HQZ Acquisitions, Inc. (MI), MA Limited Land Corporation (DE), Maple Point, Inc. (DE), Maryland Limited Land Corporation (DE), Mizner Country Club, Inc. (FL), Polekoff Farm, Inc. (PA), The Silverman Building Companies, Inc. (MI), The Silverman Construction Company
(MI), Silverman Development Company, Inc. (MI), SH Homes Corporation (MI), SI Investment Corporation (MI), Springfield Chase, Inc. (DE), Stewarts Crossing, Inc. (DE), Tampa Realty Associates, Inc. (FL), Tenby Hunt, Inc. (DE), Toll AZ GP Corp. (DE), Toll Bros., Inc. (PA), Toll Bros., Inc. (DE), Toll Bros., Inc. (TX), Toll Bros. of Arizona, Inc. (AZ), Toll Bros. of North Carolina, Inc. (NC), Toll Bros. of North Carolina II, Inc. (NC), Toll Bros. of North Carolina III, Inc.
(NC), Toll Brothers Real Estate, Inc. (PA), Toll AZ GP Corp. (DE), Toll CA GP Corp. (CA), Toll CO GP Corp. (CO), Toll Corp. (DE), Toll Finance Corp. (DE), Toll FL GP Corp. (FL), Toll IL GP Corp. (IL), Toll Land Corp. No. 6 (PA), Toll Land Corp. No. 10 (DE), Toll Land Corp. No. 20 (DE), Toll Land Corp. No. 43
(DE), Toll Land Corp. No. 45 (DE), Toll Land Corp. No. 46 (DE), Toll Land Corp. No. 47 (DE), Toll Land Corp. No. 48 (DE), Toll Land Corp. No. 49 (DE), Toll Land Corp. No. 50 (DE), Toll Land Corp. No. 51 (DE), Toll Land Corp. No. 52 (DE), Toll Land Corp. No. 53 (DE), Toll Land Corp. No. 55 (DE), Toll Land Corp. No. 56
(DE), Toll Land Corp. No. 57 (DE), Toll Land Corp. No. 58 (DE), Toll Land Corp. No. 59 (DE), Toll Land Corp. No. 60 (DE), Toll Management AZ Corp. (DE), Toll Management VA Corp. (DE), Toll MI GP Corp. (MI), Toll NH GP Corp. (NH), Toll NV GP Corp. (NV), Toll NC GP Corp. (NC), Toll OH GP Corp. (OH), Toll PA GP Corp.
(PA), Toll PA II GP Corp. (PA), Toll Peppertree, Inc. (NY), Toll Philmont Corporation (DE), Toll Realty Holdings Corp. I (DE), Toll Realty Holdings Corp. II (DE), Toll Realty Holdings Corp. III (DE), Toll RI GP Corp. (RI), Toll SC GP Corp. (SC), Toll TN GP Corp. (TN), Toll TX GP Corp. (DE), Toll VA GP Corp. (DE), Toll Wood Corporation (DE), Toll YL, Inc. (CA), Valley Forge Conservation Holding GP Corp. (PA), Warren Chase, Inc. (DE), Windsor Development Corp. (PA), Afton Chase, L.P. (PA), Audubon Ridge, L.P. (PA), BBCC Golf, L.P. (PA), BBCC Investments, LP (PA), Beaumont Chase, L.P. (PA), Belmont Land, L.P. (VA), Bennington Hunt, L.P. (NJ), Bernards Chase, L.P. (NJ), Binks Estates Limited Partnership (FL), The Bird Estate Limited Partnership (MA), Blue Bell Country Club, L.P. (PA), Branchburg Ridge, L.P. (NJ), Brandywine River Estates, L.P.
(PA), Brass Castle Estates, L.P. (NJ), Brentwood Investments, L.P. (TN), Bridle Estates, L.P. (PA), Broad Run Associates, L.P. (PA), Buckingham Woods, L.P.
(PA), Bucks County Country Club, L.P. (PA), CC Estates Limited Partnership (MA), Calabasas View, L.P. (CA), Charlestown Hills, L.P. (NJ), Cheltenham Estates Limited Partnership (MI), Chesterbrooke Limited Partnership (NJ), Chesterfield Hunt, L.P. (NJ), Cobblestones at Thornbury, L.P. (PA), Cold Spring Hunt, L.P.
(PA), Coleman-Toll Limited Partnership (NV), Concord Chase, L.P. (PA), Cortlandt Chase, L.P. (NY), Delray Limited Partnership (FL), Dolington Estates, L.P. (PA), Dominion Country Club, L.P. (VA), Eagle Farm Limited Partnership (MA), Edmunds-Toll Limited Partnership (AZ), Eldorado Country Estates, L.P. (TX), Estates at Autumnwood, L.P. (DE), The Estates at Brooke Manor Limited Partnership (MD), Estates at Coronado Pointe, L.P. (CA), The Estates at Potomac Glen Limited Partnership (MD), Estates at Princeton Junction, L.P. (NJ), Estates at Rivers Edge, L.P. (NJ), Estates at San

Juan Capistrano, L.P. (CA), The Estates at Summit Chase, L.P. (CA), Fairfax Investment, L.P. (CA), Fairfax Station Hunt, L.P. (VA), Fair Lakes Chase, L.P.
(VA), Fairway Mews Limited Partnership (NJ), Farmwell Hunt, L.P. (VA), First Brandywine Partners, L.P. (DE), Franklin Oaks Limited Partnership (MA), Freehold Chase, L.P. (NJ), Great Falls Hunt, L.P. (VA), Great Falls Woods, L.P. (VA), Greens at Waynesborough, L.P. (PA), Greenwich Chase, L.P. (NJ), Greenwich Station, L.P. (NJ), Hockessin Chase, L.P. (DE), Holland Ridge, L.P. (NJ), Holliston Hunt Limited Partnership (MA), Hopewell Hunt, L.P. (NJ), Huckins Farm Limited Partnership (MA), Hunter Mill, L.P. (VA), Hunterdon Chase, L.P. (NJ), Hunterdon Ridge, L.P. (NJ), Huntington Estates Limited Partnership (CT), Hurley Ridge Limited Partnership (MD), Independence Hill, L.P. (NJ), Kensington Woods Limited Partnership (MA), Knolls of Birmingham, L.P. (PA), Lakeridge, L.P. (PA), Lakeway Hills Properties, L.P. (TX), Laurel Creek, L.P. (NJ), Loudoun Valley Associates, L.P. (VA), Mallard Lakes, L.P. (TX), Manalapan Hunt, L.P. (TX), Maple Creek Limited Partnership (MI), Marshallton Chase, L.P. (PA), Mill Road Estates, L.P. (PA), Montgomery Chase, L.P. (NJ), Montgomery Crossing, L.P. (NJ), Montgomery Oaks, L.P. (NJ), Moorestown Hunt, L.P. (NJ), Mount Kisco Chase, L.P.
(NY), NC Country Club Estates Limited Partnership (NC), Newport Ridge Limited Partnership (MI), Newtown Chase Limited Partnership (CT), Northampton Crest, L.P. (PA), Northampton Preserve, L.P. (PA), Patriots, L.P. (NJ), The Preserve Limited Partnership (NC), The Preserve at Annapolis Limited Partnership (MD), The Preserve at Boca Raton Limited Partnership (FL), Preston Village Limited Partnership (NC), Princeton Hunt, L.P. (NJ), Providence Limited Partnership
(NC), Providence Hunt, L.P. (PA), Providence Plantation Limited Partnership
(NC), Regency at Dominion Valley, L.P. (VA), River Crossing, L.P. (PA), Rochester Hills Village Associates, L.P. (MI), Rolling Greens, L.P. (NJ), Rose Hollow Crossing Associates (PA), Rose Tree Manor, L.P. (PA), Seaside Estates Limited Partnership (FL), Shrewsbury Hunt Limited Partnership (MA), Silverman-Toll Limited Partnership (MI), Somers Chase, L.P. (NY), Somerset Development Limited Partnership (NC), South Riding, L.P. (VA), South Riding Partners, L.P. (VA), Southlake Woods, L.P. (TX), Southport Landing Limited Partnership (CT), Springton Pointe, L.P. (PA), Stone Mill Estates, L.P.(PA), Stoney Ford Estates, L.P. (PA), Swedesford Chase, L.P. (PA), TBI/Heron Bay Limited Partnership (FL), TBI/Naples Limited Partnership (FL), TBI/Palm Beach Limited Partnership (FL), Tenby Hunt, L.P. (DE), Thornbury Knoll, L.P. (PA), Timber Ridge Investment Limited Partnership (MI), Toll at Brier Creek Limited Partnership (NC), Toll at Daventry Park, L.P. (OH), Toll at Payne Ranch, L.P.
(CA), Toll at Potomac Woods L.P. (VA), Toll at Princeton Walk, L.P. (NJ), Toll at Westlake, L.P. (NJ), Toll at Whippoorwill, L.P. (NY), Toll Bros. of Tennessee, L.P. (TN), Toll Brothers Finance Co. (NJ), Toll Brothers Maryland II Limited Partnership (MD), Toll CA, L.P. (CA), Toll CA II, L.P. (CA), Toll CA III, L.P. (CA), Toll CA IV, L.P. (CA), Toll CA V, L.P. (CA), Toll CA VI, L.P.
(CA), Toll CO, L.P. (CO), Toll CT Limited Partnership (CT), Toll CT II Limited Partnership (CT), Toll CT Westport Limited Partnership (CT), Toll-Dublin, L.P.
(CA), Toll Estero Limited Partnership (FL), Toll FL Limited Partnership (FL), Toll Ft. Myers Limited Partnership (FL), Toll IL, L.P. (IL), Toll IL II, L.P.
(IL), Toll IL III, L.P. (IL), Toll IL HWCC, L.P. (IL), Toll Land Limited Partnership (CT), Toll Land IV Limited Partnership (NJ), Toll Land V Limited Partnership (NY), Toll Land VI Limited Partnership (NY), Toll Land VII Limited Partnership (NY), Toll Land VIII Limited Partnership (NY), Toll Land IX Limited Partnership (VA), Toll Land X Limited Partnership (VA), Toll Land XI Limited Partnership (NJ), Toll Land XII Limited Partnership (NY), Toll Land XIII Limited Partnership (NY), Toll Land XIV Limited Partnership (NY), Toll Land XV Limited Partnership (VA), Toll Land XVI Limited Partnership

(NJ), Toll Land XVII Limited Partnership (CT), Toll Land XVIII Limited Partnership (CT), Toll Land XIX Limited Partnership (CA), Toll Land XX Limited Partnership (CA), Toll Land XXI Limited Partnership (VA), Toll Land XXII Limited Partnership (CA), Toll Land XXIII Limited Partnership (CA), Toll Land XXV Limited Partnership (NJ), Toll Land XXVI Limited Partnership (OH), Toll Land XXVII Limited Partnership (DE), Toll MD Limited Partnership (MD), Toll MD II Limited Partnership (MD), Toll MD III Limited Partnership (MD), Toll MD IV Limited Partnership (MD), Toll MI Limited Partnership (MI), Toll MI II Limited Partnership (MI), Toll MI III Limited Partnership (MI), Toll Naples Limited Partnership (FL), Toll Naval Associates (PA), Toll NH Limited Partnership (NH), Toll NJ, L.P. (NJ), Toll NJ II, L.P. (NJ), Toll NJ III, L.P. (NJ), Toll NJ IV, L.P. (NJ), Toll NJ V, L.P. (NJ), Toll NJ VI, L.P. (NJ), Toll Northville Limited Partnership (MI), Toll Northville Golf Limited Partnership (MI), Toll NV Limited Partnership (NV), Toll PA, L.P. (PA), Toll PA II, L.P. (PA), Toll PA III, L.P.
(PA), Toll PA IV, L.P. (PA), Toll PA V, L.P. (PA), Toll PA VI, L.P. (PA), Toll PA VII, L.P. (PA), Toll Peppertree, L.P. (NY), Toll Real Estate Holdings I Limited Partnership (MI), Toll Real Estate Holdings II Limited Partnership (MI), Toll Reston Associates, L.P. (DE), Toll RI, L.P. (RI), Toll SC, L.P. (SC), Toll TX, L.P. (TX), Toll TX II, L.P. (TX), Toll VA, L.P. (VA), Toll VA II, L.P. (VA), Toll VA IV, L.P. (VA), Toll VA V, L.P. (VA), Toll Venice Limited Partnership
(FL), Toll YL, L.P. (CA), Toll YL II, L.P. (CA), Trumbull Hunt Limited Partnership (CT), Uwchlan Woods, L.P. (PA), Valley Forge Conservation Holding, L.P. (PA), Valley Forge Woods, L.P. (PA), Valley View Estates Limited Partnership (MA), Waldon Preserve Limited Partnership (MI), Warwick Greene, L.P.
(PA), Warwick Woods, L.P. (PA), Washington Greene Development, L.P. (NJ), West Amwell Limited Partnership (NJ), Whiteland Woods, L.P. (PA), Wichita Chase, L.P.
(TX), Willowdale Crossing, L.P. (PA), Wilson Concord, L.P. (TN), Woodbury Estates, L.P. (NJ), The Woods at Highland Lakes, L.P. (OH), The Woods at Long Valley, L.P. (NJ), The Woods at Muddy Branch Limited Partnership (MD), Wrightstown Hunt, L.P. (PA), Yardley Estates, L.P. (PA), Belmont Country Club I LLC (VA), Belmont Country Club II LLC (VA), Brier Creek Country Club I LLC (NC), Brier Creek Country Club II LLC (NC), Big Branch Overlook L.L.C. (MD), C.B.A.Z. Construction Company LLC (AZ), C.B.A.Z. Holding Company LLC (DE), Creeks Farm L.L.C. (MD), Dominion Valley Country Club I LLC (VA), Dominion Valley Country Club II LLC (VA), ELB Investments I LLC (IL), ELB Investments II LLC (IL), FC Investments I LLC (MA), FC Investments II LLC (MA), Feys Property LLC (MD), First Brandywine LLC I (DE), First Brandywine LLC II (DE), Frenchman's Reserve Realty, LLC (FL), Golf I Country Club Estates at Moorpark LLC (CA), Golf II Country Club Estates at Moorpark LLC (CA), High Pointe at Hopewell, LLC (NJ), Hunts Bluff LLC (MD), KTM Venture, LLC (IL), Long Meadows TBI, LLC (MD), Martin County Improvement Association LLC (FL), Mizner Realty, L.L.C. (FL), Mountain View Country Club I LLC (CA), Mountain View Country Club II LLC (CA), Naples TBI Realty, LLC (FL), Naples Lakes Country Club, L.L.C. (FL), Northville Hills Golf Club LLC (MI), Northville Lake Village Apartments Limited Liability Company
(MI), Palm Cove Golf & Yacht Club I LLC (FL), Palm Cove Golf & Yacht Club II LLC
(FL), Palm Cove Marina I LLC (FL), Palm Cove Marina II LLC (FL), Regency at Denville LLC (NJ), Regency at Dominion Valley LLC (VA), The Regency Golf Club I LLC (VA), The Regency Golf Club II LLC (VA), RiverCrest Sewer Company, LLC (PA), Sapling Ridge, LLC (MD), South Riding Realty LLC (VA), SR Amberlea LLC (VA), Toll Brothers Realty Michigan II LLC (MI), Toll Cedar Hunt LLC (VA), Toll-Dublin, LLC (CA), Toll Equipment, L.L.C. (DE), Toll NJ I, L.L.C. (NJ), Toll NJ II, L.L.C. (NJ), Toll NJ X, LLC (NJ), Toll Realty L.L.C. (FL), Toll Reston Associates, L.L.C. (DE), Toll VA L.L.C. (DE), Toll VA III L.L.C. (VA), Virginia Construction Co. I, LLC (VA), Virginia Construction Co. II, LLC (VA), TB Proprietary Corp. (DE), First Brandywine Finance Corp. (DE), First Brandywine Investment Corp. II (DE), First Brandywine Investment Corp. III (DE), Toll Bros. of Tennessee, Inc. (DE), Toll VA Member Two, Inc. (DE), TB Proprietary LP, Inc.
(DE)

                                                                       Exhibit A


No.                                                           CUSIP No.: _______

                               [Title of Security]

                           TOLL BROTHERS FINANCE CORP.
                             a Delaware corporation


promises to pay to

or registered assigns
the principal sum of                                           [Dollars](1) on

[Title of Security]
Interest Payment Dates:                               and
Record Dates:                             and

Authenticated:                                    Dated:

                                                  TOLL BROTHERS FINANCE CORP.

                                                  [Seal]

                                                  By
                                                    ---------------------------
                                                        Title:


                                                  By
                                                     --------------------------
                                                        Title:

BANK ONE TRUST COMPANY, N.A., as
Trustee, certifies that this is one of the Securities referred to in the within mentioned Indenture.


By:
    -----------------------------------
           Authorized Signatory

-----------------
(1) Or other currency. Insert corresponding provisions on reverse side of Security in respect of foreign currency denomination or interest payment requirement.

                           TOLL BROTHERS FINANCE CORP.

                          [Title of Security], Series A


1. Interest.

         TOLL BROTHERS FINANCE CORP. (the "Issuer"), a Delaware corporation, promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Issuer will pay interest semiannually on __________________ and ______________ of each year, commencing on
__________________, until the principal is paid or made available for payment. Interest on the Securities will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from _______________, 20 , provided that, if there is no existing Default in the payment of interest and if this Security is authenticated between a Record Date referred to on the face hereof and the next succeeding interest payment date, interest shall accrue from such interest payment date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. Method of Payment.

The Issuer will pay interest on the Securities (except defaulted interest, if any, which will be paid on such special payment date to Holders of record on such special Record Date as may be fixed by the Issuer) to the Persons who are registered Holders of Securities at the close of business on the [Insert Record Dates] (capitalized terms not defined herein have the meanings given to those terms in the Indenture). Holders must surrender Securities to a Paying Agent to collect principal payments. The Issuer will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts.

3. Paying Agent and Registrar.

         Initially, Bank One Trust Company, N.A. (the "Trustee") will act as Paying Agent and Registrar. The Issuer may change or appoint any Paying Agent, Registrar or co-Registrar without notice. Toll Brothers, Inc. (the "Company") or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Registrar or co-Registrar.

4. Indenture.

         The Issuer issued the Securities under an Indenture dated as of November 22, 2002 ("Indenture"), among the Issuer, the Company, the other Guarantors and the Trustee. The terms of the Securities and the Guarantee include those stated in the Indenture (including those terms set forth in the Authorizing Resolution or supplemental indenture pertaining to the Securities of the Series of which this Security is a part) and those made part of the Indenture by reference to the Trust Indenture Act of 1939 ("TIA") as in effect on the date of the Indenture. The Securities and the Guarantee are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of them.

         The Issuer will furnish to any Holder upon written request and without charge a copy of the Indenture and the applicable Authorizing Resolutions or supplemental indenture. Requests may be made to: Toll Brothers Finance Corp., c/o Toll Brothers, Inc., 3103 Philmont Avenue, Huntingdon Valley, Pennsylvania 19006, Attention: Chief Financial Officer.

5.       Optional Redemption.(2)

         The Issuer may redeem the Securities at any time on or after ______________, ____, in whole or in part, at the following redemption prices (expressed as a percentage of their principal amount) together with interest accrued and unpaid to the date fixed for redemption:

                           If redeemed during the
                             twelve-month period
                        commencing on ___________ and
                        ending on ___________ in each
                           of the following years                    Percentage


     [Insert provisions relating to redemption at option of Holders, if any]

         If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed, if the Securities are listed on a national securities exchange, in accordance with the rules of such exchange, or if the Securities are not so listed, on either a pro rata basis or by lot or by such method as the Trustee shall deem fair and appropriate. The Trustee shall make the selection from Securities outstanding and not previously called for redemption. Securities in denominations of $1,000 may only be redeemed in whole. The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Securities that have denominations larger than $1,000. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Securities are to be redeemed at the registered address of such Holder. On and after the redemption dates interest ceases to accrue on the Securities or portions thereof called for redemption, provided that if the Issuer shall default in the payment of such Securities at the redemption price together with accrued interest, interest shall continue to accrue at the rate borne by the Securities.


----------
(2) If applicable.

6. Mandatory Redemption.(3)

         The Issuer shall redeem __ % of the aggregate principal amount of Securities originally issued under the Indenture on each of ________, which redemptions are calculated to retire __% of the Securities originally issued prior to maturity. Such redemptions shall be made at a redemption price equal to 100% of the principal amount thereof, together with accrued interest to the redemption date. The Issuer may reduce the principal amount of Securities to be redeemed pursuant to this Paragraph 6 by the principal amount of any Securities previously redeemed, retired or acquired, otherwise than pursuant to this Paragraph 6, that the Issuer has delivered to the Trustee for cancellation and not previously credited to the Issuer's obligations under this Paragraph 6. Each such Security shall be received and credited for such purpose by the Trustee at the redemption price and the amount of such mandatory redemption payment shall be reduced accordingly.

7. Registration Rights Agreement.

         The Holder of this Security is entitled to the benefits of a Registration Rights Agreement, dated as of [_________], among the Issuer, the Company and the Initial Purchasers named therein (as such may be amended from time to time, the "Registration Rights Agreement"). Capitalized terms used in this Section but not defined herein have the meanings assigned to them in the Registration Rights Agreement.

         If (i) within [___] days after the Issue Date, the Exchange Offer Registration Statement has not been filed with the Commission; (ii) within [___] days after the Issue Date, the Exchange Offer Registration Statement has not been declared effective; (iii) within [___] days after Exchange Offer Registration Statement has been declared effective, the Exchange Offer has not been consummated; (iv) within the latter of [___] days after the Issue Date or the [__]th day after obligation of the Issuer and the Company to file the Shelf Registration Statement arises, the Shelf Registration Statement has not been filed; (v) within [__] days after the Issue Date(or [___] days after request by any Initial Purchaser) the Shelf Registration Statement has not been declared effective; (vi) after the Shelf Registration Statement has been declared effective the Issuer and the Company fail to keep the Shelf Registration Statement continuously effective for a period of two years (subject to the exceptions set forth in the Registration Rights Agreement) in connection with resales of Securities, the Exchange Securities or the Private Exchange Securities in accordance with and during the periods specified in Sections [2] and [3] of the Registration Rights Agreement and (vii) the effective Exchange


----------
(3) If applicable.

Securities Registration Statement ceases to be effective or usable for the periods specified in the Registration Rights Agreement (each such event referred to in clauses (i) through (vii), a "Registration Default"), additional interest ("Additional Interest") will accrue on the Securities, the Exchange Securities and the Private Exchange Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured. Additional Interest will accrue at a rate equal to 0.25% per annum of the aggregate principal amount of the Securities during the 90-day period immediately following the occurrence of any Registration Default and shall increase by 0.25% per annum for each subsequent 90-day period during which such Registration Default continues, but in no event shall such Additional Interest exceed 0.[__]% per annum.

8. Denominations, Transfer, Exchange.

         The Securities are in registered form only without coupons in denominations of $1,000(4) and integral multiples of $1,000. A Holder may transfer or exchange Securities by presentation of such Securities to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other denominations. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Security selected for redemption, except the unredeemed part thereof if the Security is redeemed in part, or transfer or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed.

9. Persons Deemed Owners.

         The registered Holder of this Security shall be treated as the owner of it for all purposes.

10. Unclaimed Money.

         If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Issuer at its request. After that, Holders entitled to the money must look to the Issuer for payment unless an abandoned property law designates another Person.

----------
(4) If applicable. Insert different or additional denominations and multiples.

11. Amendment, Supplement, Waiver.

         Subject to certain exceptions, the Indenture, the Guarantee or the Securities may be amended or supplemented by the Issuer with the consent of the Holders of at least a majority in principal amount of the outstanding Securities and any past default or compliance with any provision relating to the Securities may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the outstanding Securities. Without the consent of any Holder, the Issuer may amend or supplement the Indenture, the Guarantee or the Securities to cure any ambiguity, omission, defect or inconsistency, (provided such action does not adversely affect the rights of the Holders), to evidence the succession of another Person to the Issuer or any Guarantor, to add covenants of the Issuer or of the Guarantors under Article Four of the Indenture for the benefit of the Holders or to surrender rights or powers conferred upon the Issuer or the Guarantors by the Indenture, to add Events of Default for the benefit of the Holders, to change or eliminate any provisions of the Indenture, (provided such change or elimination shall become effective only when none of the Securities are outstanding), to add Guarantors, to provide for the acceptance of appointment by a successor Trustee or facilitate the administration of the trusts under the Indenture by more than one Trustee, to close the Indenture as to authentication and delivery of additional Securities, to supplement Indenture provisions to permit or facilitate defeasance and discharge of the Securities, (provided such action does not adversely affect the rights of the Holders), to provide that specific Indenture provisions shall not apply to an unissued Series of Securities, to provide for uncertificated Securities in addition to or in place of certificated Securities, to create a Series and establish its terms, to remove a Guarantor, other than the Company, which, in accordance with the terms of the Indenture, ceases to be liable in respect of the Guarantee, or to make any other change, (provided such action does not adversely affect the rights of any Holder).

12. Trustee Dealings With Company.

         Bank One Trust Company, N.A., the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

13. No Recourse Against Others.

         A director, officer, employee or stockholder, as such, of the Issuer shall not have any liability for any obligations of the Issuer under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

14. Discharge of Indenture.

         The Indenture contains certain provisions pertaining to defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

15. Authentication.

         This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

16. Abbreviations.

         Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

                                 ASSIGNMENT FORM


         If you the Holder want to assign this Security, fill in the form below:

         I or we assign and transfer this Security to


--------------------------------------------------------------------------------
              (Insert assignee's social security or tax ID number)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             (Print or type assignee's name, address, and zip code)


and irrevocably appoint

agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Date:________________             Your signature: (Sign exactly as your name
                                  appears on the other side of this Security)


                               SIGNATURE GUARANTEE
                               -------------------

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

         In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering resales of this Security (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) two years from the Issue Date, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer:

                                   [Check One]

(1)  __  to the Company or a subsidiary thereof; or

(2) __ pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

(3) __ to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or

(4) __ outside the United States to a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act of 1933, as amended; or

(5) __ pursuant to the exemption from registration provided by Rule 144 under the Securities Act of 1933, as amended; or

(6) __ pursuant to an effective registration statement under the Securities Act of 1933, as amended; or

(7) __ pursuant to another available exemption from the registration requirements of the Securities Act of 1933, as amended;

and unless the box below is checked, the undersigned confirms that such Security is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

         |_| The transferee is an Affiliate of the Company.

         Unless one of the items is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if item (3),
(4), (5) or (7) is checked, the Issuer or the Trustee may require, prior to registering any such transfer of the Securities, in their sole discretion, such written legal opinions, certifications (including an investment letter in the case of box (3) or (7)) and other information as the Trustee or the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

         If none of the foregoing items are checked, the Trustee or Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.14 of the Indenture shall have been satisfied.

Dated:  ____________________             Signed:
                                                --------------------------------
                                                (Sign exactly as name appears on
                                                the other side of this Security)


Signature Guarantee:   _____________________________________
                         (SIGNATURE MUST BE GUARANTEED)


                               SIGNATURE GUARANTEE
                               -------------------

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED


         The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:  ______________            ______________________________________________
                                  NOTICE: To be executed by an executive officer

              [FORM OF NOTATION ON SECURITY RELATING TO GUARANTEE]

                                    GUARANTEE


         The Guarantors listed on Schedule I, attached hereto (the "Guarantors"), have unconditionally guaranteed, jointly and severally (such guarantee by each Guarantor being referred to herein as the "Guarantee") (i) the due and punctual payment of the principal of and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Issuer to the Holders or the Trustee all in accordance with the terms set forth in Article Nine of the Indenture and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

         No past, present or future stockholder, partner, member, officer, director, manager, general partner, employee or incorporator, as such, of any of the Guarantors shall have any liability under the Guarantee by reason of such Person's status as stockholder, partner, member, officer, director, manager, general partner, employee or incorporator. Each holder of a Security by accepting a Security waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Guarantee.

         Each holder of a Security by accepting a Security agrees that any Guarantor other than Toll Brothers, Inc. (the "Company") shall have no further liability with respect to its Guarantee if such Guarantor otherwise ceases to be liable in respect of its Guarantee in accordance with the terms of the Indenture.

         The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                                         TOLL BROTHERS, INC.


                                         By:
                                            ----------------------------------
                                              Title:
                                                    --------------------------


                                         THE GUARANTORS LISTED ON
                                         SCHEDLULE I, ATTACHED HERETO


                                         By:
                                            ----------------------------------
                                              Title:
                                                    --------------------------

                                                                       Exhibit B

No.                                                           CUSIP No.: _______

                               [Title of Security]

                           TOLL BROTHERS FINANCE CORP.
                             a Delaware corporation


promises to pay to

or registered assigns
the principal sum of                                            [Dollars](5) on

[Title of Security]
Interest Payment Dates:                                and
Record Dates:                              and

Authenticated:                                     Dated:

                                                   TOLL BROTHERS FINANCE CORP.

                                                   [Seal]

                                                   By
                                                      --------------------------
                                                         Title:


                                                   By
                                                      --------------------------
                                                         Title:

BANK ONE TRUST COMPANY, N.A., as
Trustee, certifies that this is one of the Securities referred to in the within mentioned Indenture.


By:
    -----------------------------------
           Authorized Signatory


----------
(5) Or other currency. Insert corresponding provisions on reverse side of Security in respect of foreign currency denomination or interest payment requirement.

                                            TOLL BROTHERS FINANCE CORP.

                                                [Title of Security]


1. Interest.

         TOLL BROTHERS FINANCE CORP. (the "Issuer"), a Delaware corporation, promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Issuer will pay interest semiannually on __________________ and ______________ of each year, commencing on
________________ until the principal is paid or made available for payment. Interest on the Securities will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from _______________, 20 , provided that, if there is no existing Default in the payment of interest and if this Security is authenticated between a Record Date referred to on the face hereof and the next succeeding interest payment date, interest shall accrue from such interest payment date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. Method of Payment.

         The Issuer will pay interest on the Securities (except defaulted interest, if any, which will be paid on such special payment date to Holders of record on such special Record Date as may be fixed by the Issuer) to the Persons who are registered Holders of Securities at the close of business on the [Insert Record Dates] immediately preceding the interest payment date (capitalized terms not defined herein have the meanings given to those terms in the Indenture). Holders must surrender Securities to a Paying Agent to collect principal payments. The Issuer will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts.

3. Paying Agent and Registrar.

         Initially, Bank One Trust Company, N.A. (the "Trustee") will act as Paying Agent and Registrar. The Issuer may change or appoint any Paying Agent, Registrar or co-Registrar without notice. Toll Brothers, Inc. (the "Company") or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Registrar or co-Registrar.

4. Indenture.

         The Issuer issued the Securities under an Indenture dated as of November 22, 2002 ("Indenture"), among the Issuer, the Company , the other Guarantors and the Trustee. This Security is either one of the duly authorized Exchange Securities or one of the duly authorized Private Exchange Securities, as the case may be, of the Issuer designated as its [ ]% Senior Notes due [ ] (the "Exchange Securities" and the "Private Exchange Securities", respectively). The terms of the Securities and the Guarantee include those stated in the

Indenture (including those terms set forth in the Authorizing Resolution or supplemental indenture pertaining to the Securities of the Series of which this Security is a part) and those made part of the Indenture by reference to the Trust Indenture Act of 1939 ("TIA") as in effect on the date of the Indenture. The Securities and the Guarantee are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of them.

         The Issuer will furnish to any Holder upon written request and without charge a copy of the Indenture and the applicable Authorizing Resolution or supplemental indenture. Requests may be made to: Toll Brothers Finance Corp., c/o Toll Brothers, Inc., 3103 Philmont Avenue, Huntingdon Valley, Pennsylvania 19006, Attention: Chief Financial Officer.

5. Optional Redemption.(6)

         The Issuer may redeem the Securities at any time on or after ______________, ____, in whole or in part, at the following redemption prices (expressed as a percentage of their principal amount) together with interest accrued and unpaid to the date fixed for redemption:

                           If redeemed during the
                             twelve-month period
                        commencing on ___________ and
                        ending on ___________ in each
                           of the following years             Percentage


     [Insert provisions relating to redemption at option of Holders, if any]

         If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed, if the Securities are listed on a national securities exchange, in accordance with the rules of such exchange, or if the Securities are not so listed, on either a pro rata basis or by lot or by such method as the Trustee shall deem fair and appropriate. The Trustee shall make the selection from Securities outstanding and not previously called for redemption. Securities in denominations of $1,000 may only be redeemed in whole. The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Securities that have denominations larger than $1,000. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Securities are to


-----------
(6) If applicable.

be redeemed at the registered address of such Holder. On and after the redemption dates interest ceases to accrue on the Securities or portions thereof called for redemption, provided that if the Issuer shall default in the payment of such Securities at the redemption price together with accrued interest, interest shall continue to accrue at the rate borne by the Securities.

6. Mandatory Redemption.(7)

         The Issuer shall redeem __% of the aggregate principal amount of Securities originally issued under the Indenture on each of _________ , which redemptions are calculated to retire __% of the Securities originally issued prior to maturity. Such redemptions shall be made at a redemption price equal to 100% of the principal amount thereof, together with accrued interest to the redemption date. The Issuer may reduce the principal amount of Securities to be redeemed pursuant to this Paragraph 6 by the principal amount of any Securities previously redeemed, retired or acquired, otherwise than pursuant to this Paragraph 6, that the Issuer has delivered to the Trustee for cancellation and not previously credited to the Issuer's obligations under this Paragraph 6. Each such Security shall be received and credited for such purpose by the Trustee at the redemption price and the amount of such mandatory redemption payment shall be reduced accordingly.

7. Denominations, Transfer, Exchange.

         The Securities are in registered form only without coupons in denominations of $1,000(8) and integral multiples of $1,000. A Holder may transfer or exchange Securities by presentation of such Securities to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other denominations. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Security selected for redemption, except the unredeemed part thereof if the Security is redeemed in part, or transfer or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed.

8. Persons Deemed Owners.

         The registered Holder of this Security shall be treated as the owner of it for all purposes.

----------
(7) If applicable.

(8) If applicable. Insert different or additional denominations and multiples.

9. Unclaimed Money.

         If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Issuer at its request. After that, Holders entitled to the money must look to the Issuer for payment unless an abandoned property law designates another Person.

10. Amendment, Supplement, Waiver.

         Subject to certain exceptions, the Indenture, the Guarantee or the Securities may be amended or supplemented by the Issuer with the consent of the Holders of at least a majority in principal amount of the outstanding Securities and any past default or compliance with any provision relating to the Securities may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the outstanding Securities. Without the consent of any Holder, the Issuer may amend or supplement the Indenture, the Guarantee or the Securities to cure any ambiguity, omission, defect or inconsistency, (provided such action does not adversely affect the rights of the Holders), to evidence the succession of another Person to the Issuer or any Guarantor, to add covenants of the Issuer or of the Guarantors under Article Four of the Indenture for the benefit of the Holders or to surrender rights or powers conferred upon the Issuer or the Guarantors by the Indenture, to add Events of Default for the benefit of the Holders, to change or eliminate any provisions of the Indenture, (provided such change or elimination shall become effective only when none of the Securities are outstanding), to add Guarantors, to provide for the acceptance of appointment by a successor Trustee or facilitate the administration of the trusts under the Indenture by more than one Trustee, to close the Indenture as to authentication and delivery of additional Securities, to supplement Indenture provisions to permit or facilitate defeasance and discharge of the Securities, (provided such action does not adversely affect the rights of the Holders), to provide that specific Indenture provisions shall not apply to an unissued Series of Securities, to provide for uncertificated Securities in addition to or in place of certificated Securities, to create a Series and establish its terms, to remove a Guarantor, other than the Company, which, in accordance with the terms of the Indenture, ceases to be liable in respect of the Guarantee, or to make any other change, (provided such action does not adversely affect the rights of any Holder).

11. Trustee Dealings With Company.

         Bank One Trust Company, N.A., the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

12. No Recourse Against Others.

         A director, officer, employee or stockholder, as such, of the Issuer shall not have any liability for any obligations of the Issuer under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

13. Discharge of Indenture.

         The Indenture contains certain provisions pertaining to defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

14. Authentication.

         This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

15. Abbreviations.

         Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

                                 ASSIGNMENT FORM


         If you the Holder want to assign this Security, fill in the form below:

         I or we assign and transfer this Security to


--------------------------------------------------------------------------------
              (Insert assignee's social security or tax ID number)



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             (Print or type assignee's name, address, and zip code)


and irrevocably appoint

agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Date:________________         Your signature: (Sign exactly as your name appears
                              on the other side of this Security)


                               SIGNATURE GUARANTEE
                               -------------------

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

              [FORM OF NOTATION ON SECURITY RELATING TO GUARANTEE]

                                    GUARANTEE


         The Guarantors listed on Schedule I, attached hereto (the "Guarantors"), have unconditionally guaranteed, jointly and severally (such guarantee by each Guarantor being referred to herein as the "Guarantee") (i) the due and punctual payment of the principal of and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Issuer to the Holders or the Trustee all in accordance with the terms set forth in Article Nine of the Indenture and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

         No past, present or future stockholder, partner, member, officer, director, manager, general partner, employee or incorporator, as such, of any of the Guarantors shall have any liability under the Guarantee by reason of such Person's status as stockholder, partner, member, officer, director, manager, general partner, employee or incorporator. Each holder of a Security by accepting a Security waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Guarantee.

         Each holder of a Security by accepting a Security agrees that any Guarantor other than Toll Brothers, Inc. (the "Company") the Company named below shall have no further liability with respect to its Guarantee if such Guarantor otherwise ceases to be liable in respect of its Guarantee in accordance with the terms of the Indenture.

         The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                                             TOLL BROTHERS, INC.


                                             By:
                                                -------------------------------
                                                   Title:



                                             THE GUARANTORS LISTED ON
                                             SCHEDULE I, ATTACHED HERETO


                                             By:
                                                -------------------------------
                                                   Title:

                                                                       Exhibit C

                            Form of Certificate To Be
                          Delivered in Connection with
                    Transfers to Non-QIB Accredited Investors

                                                                          [Date]


Bank One Trust Company, N.A.
[Address]

Ladies and Gentlemen:

         In connection with our proposed purchase of [Name of Security] (the "Securities") of Toll Brothers Finance Corp., a Delaware corporation (the "Issuer"), we confirm that:

                  1. We have received a copy of the Offering Memorandum (the "Offering Memorandum"), dated [ _______________ ], relating to the Securities and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agreed to the matters stated in the section entitled "Notice to Investors" of such Offering Memorandum.

                  2. We understand that any subsequent transfer of the Securities is subject to certain restrictions and conditions set forth in the Indenture relating to the Securities (the "Indenture") as described in the Offering Memorandum and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws.

                  3. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Securities, we will do so only (i) to the Issuer, the Company or any subsidiary of the Company thereof, (ii) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined in Rule 144A promulgated under the Securities Act), (iii) inside the United States to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Trustee (as defined in the Indenture) a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Securities (the form of which letter can be obtained from the Trustee), (iv) outside the United States in accordance with Rule 904 of Regulation S promulgated under the Securities Act to non-U.S. persons, (v) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (vi) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Securities from us a notice advising such purchaser that resales of the Securities are restricted as stated herein.

                  4. We understand that, on any proposed resale of any Securities, we will be required to furnish to the Trustee and the Issuer such certification, legal opinions and other information as the Trustee and the Issuer may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

                  5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities
         Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as applicable.

                  6. We are acquiring the Securities purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

         You, the Issuer, the Trustee and others are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,


                                        [Name of Transferee]


                                             By:
                                                -----------------------------
                                                   Name:
                                                   Title:

                                                                       Exhibit D

                       Form of Certificate To Be Delivered
                          in Connection with Transfers
                            Pursuant to Regulation S

                                                                          [Date]
Bank One Trust Company, N.A.
[Address]

                  Re: Toll Brothers Finance Corp. (the "Issuer") [Name of Security] (the "Securities")


Ladies and Gentlemen:

         In connection with our proposed sale of $[________] aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

                  (1) the offer of the Securities was not made to a person in the United States;

                  (2) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                  (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903 or Rule 904 of Regulation S, as applicable;

                  (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

                  (5) we have advised the transferee of the transfer restrictions applicable to the Securities.

         You, the Issuer and counsel for the Issuer are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                         Very truly yours,


                                         [Name of Transferor]


                                         By:
                                            -----------------------------------
                                                Authorized Signature



                                      D-2